UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒ Preliminary Proxy Statement	☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material Pursuant to § 240.14a-12

American Superconductor Corporation

(Name of Registrant as Specified in Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee computed on table below per Exchange Act Rules l4a-6(i)(l) and 0-11.

1.	Title of each class of securities to which transaction applies:

2.	Aggregate number of securities to which transaction applies:

3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4.	Proposed maximum aggregate value of transaction:

5.	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1.	Amount previously paid:

2.	Form, Schedule or Registration Statement No.:

3.	Filing Party:

4.	Date Filed:

AMERICAN SUPERCONDUCTOR CORPORATION

Two Technology Drive

Westborough, Massachusetts 01581

Notice of Annual Meeting of Stockholders to

be Held on Thursday, July 29, 2004

The Annual Meeting of Stockholders of American Superconductor Corporation (the “Company”) will be held at the Company’s principal office, Two Technology Drive, Westborough, MA 01581, on Thursday, July 29, 2004 at 9:00 a.m., local time, to consider and act upon the following matters:

1.	To elect directors for the ensuing year.

2.	To approve an amendment to the Company’s Restated Certificate of Incorporation to increase the number of authorized shares of the Company’s Common Stock from 50,000,000 to 100,000,000.

3.	To approve the 2004 Stock Incentive Plan, as described in the accompanying Proxy Statement.

4.	To approve an amendment to the Company’s Second Amended and Restated 1997 Director Stock Option Plan, as amended, to increase the number of shares of Common Stock authorized for issuance under such plan from 640,000 to 790,000.

5.	To ratify the selection by the Audit Committee of PricewaterhouseCoopers LLP as the Company’s independent auditors for the current fiscal year.

6.	To transact such other business as may properly come before the meeting or any adjournment thereof.

Stockholders of record at the close of business on June 9, 2004 will be entitled to notice of and to vote at the meeting or any adjournment thereof. The stock transfer books of the Company will remain open.

By Order of the Board of Directors,

Ross S. Gibson, Secretary

Westborough, Massachusetts

June     , 2004

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE IN ORDER TO ENSURE REPRESENTATION OF YOUR SHARES. NO POSTAGE NEED BE AFFIXED IF THE PROXY IS MAILED IN THE UNITED STATES.

i

ii

AMERICAN SUPERCONDUCTOR CORPORATION

Two Technology Drive

Westborough, Massachusetts 01581

Proxy Statement for the Annual Meeting of Stockholders

to be Held on Thursday, July 29, 2004

GENERAL INFORMATION ABOUT ANNUAL MEETING

Distribution of Information and Solicitation of Proxies

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of American Superconductor Corporation (the “Company”) for use at the Annual Meeting of Stockholders to be held on Thursday, July 29, 2004 (the “Annual Meeting”) and at any adjournment of the Annual Meeting. All executed proxies will be voted in accordance with the stockholders’ instructions, and if no choice is specified, executed proxies will be voted in favor of the matters set forth in the accompanying Notice of Meeting. Any proxy may be revoked by a stockholder at any time before its exercise by delivery of written revocation or a subsequently dated proxy to the Secretary of the Company or by voting in person at the Annual Meeting.

On June 9, 2004, the record date for the determination of stockholders entitled to vote at the Annual Meeting, there were outstanding and entitled to vote an aggregate of                      shares of Common Stock of the Company (constituting all of the voting stock of the Company). Holders of Common Stock are entitled to one vote per share.

The Company’s Annual Report for the fiscal year ended March 31, 2004 (“fiscal 2004”) is being mailed to stockholders, along with these proxy materials, on or about June     , 2004.

The text of the Company’s Annual Report on Form 10-K for the year ended March 31, 2004, as filed with the Securities and Exchange Commission (the “SEC”), is included without exhibits in the Company’s Annual Report. Exhibits will be provided upon written request addressed to the Company, Attention: Investor Relations, at no charge.

Votes Required

The holders of a majority of the shares of Common Stock outstanding and entitled to vote at the Annual Meeting shall constitute a quorum for the transaction of business at the Annual Meeting. Shares of Common Stock represented in person or by proxy (including shares which abstain or do not vote with respect to one or more of the matters presented for stockholder approval) will be counted for purposes of determining whether a quorum is present at the Annual Meeting.

The affirmative vote of the holders of a plurality of the shares of Common Stock voting on the matter is required for the election of directors (Proposal 1). The affirmative vote of the holders of a majority of the shares of Common Stock outstanding as of the Record Date is required for approval of the amendment to the Restated Certificate of Incorporation (Proposal 2). The affirmative vote of the holders of a majority of the shares of Common Stock voting on the matter is required for approval of the 2004 Stock Incentive Plan (Proposal 3), the amendment to the 1997 Director Stock Option Plan, as amended (Proposal 4) and the ratification of the selection by the Audit Committee of PricewaterhouseCoopers LLP as the Company’s independent auditors for the current fiscal year (Proposal 5).

Shares that abstain from voting as to a particular matter, and shares held in street name by brokers or nominees who indicate on their proxies that they do not have discretionary authority to vote such shares as to a particular matter, will not be counted as votes in favor of such matter, and will also not be counted as shares voting on such matter. Accordingly, abstentions and broker non-votes will have the same effect on the proposed amendment to the Restated Certificate of Incorporation as a vote against such matter. However, abstentions and broker non-votes will have no effect on the outcome of voting with respect to the election of directors, which requires the vote of a plurality of the Common Stock voting, or (i) the amendment to the Restated Certificate of Incorporation (Proposal 2), (ii) the 2004 Stock Incentive Plan (Proposal 3), (iii) the amendment to the 1997 Director Stock Option Plan, as amended (Proposal 4) or (iv) the ratification of the selection by the Audit Committee of PricewaterhouseCoopers LLP as the Company’s independent auditors for the current fiscal year (Proposal 5), all of which require an affirmative vote of a majority of the Common Stock voting on the matter.

Beneficial Ownership of Common Stock

The following table sets forth the beneficial ownership of the Company’s Common Stock as of May 15, 2004 by (i) each person who is known by the Company to beneficially own more than 5% of the outstanding shares of Common Stock, (ii) each director or nominee for director, (iii) each of the executive officers named in the Summary Compensation Table set forth under the caption “Executive Compensation” below (the “Senior Executives”), and (iv) all current directors and executive officers as a group:

Name of Beneficial Owner	Number of Shares Beneficially Owned (1)	Percentage of Common Stock Outstanding (2)
Five Percent Stockholders
Massachusetts Financial Services Company (3) 500 Boylston Street Boston, MA 02116	2,682,908	9.7%

Directors or Nominees
Gregory J. Yurek (4)	1,331,086	4.6%
Albert J. Baciocco, Jr. (5)	47,000	*
Vikram S. Budhraja	0	*
Peter O. Crisp (6)	152,603	*
Richard Drouin (7)	115,000	*
Andrew G.C. Sage, II (8)	121,000	*
John B. Vander Sande (9)	192,562	*

Other Senior Executives
David Paratore (10)	144,667	*
Kevin M. Bisson (11)	48,334	*
Alexis P. Malozemoff (12)	226,417	*
Ross S. Gibson (13)	51,417	*

All directors and current executive officers as a group (13 persons) (14)	2,498,413	8.4%

*	Less than 1%.

(1)	The inclusion of any shares of Common Stock deemed beneficially owned does not constitute an admission of beneficial ownership of those shares. In accordance with the rules of the SEC, each stockholder is deemed to beneficially own any shares subject to stock options that are currently exercisable or exercisable within 60 days after May 15, 2004, and any reference below to shares subject to outstanding stock options held by the person in question refers only to such stock options.

(2)	To calculate the percentage of outstanding shares of Common Stock held by each stockholder, the number of shares deemed outstanding includes 27,712,119 shares outstanding as of May 15, 2004, plus any shares subject to outstanding stock options currently exercisable or exercisable within 60 days after May 15, 2004 held by the stockholder in question.

(3)	Information is derived from a Schedule 13G filed with the SEC by Massachusetts Financial Services Company on February 11, 2004.

(4)	Includes 22,452 shares held by Dr. Yurek’s wife and children, 1,148,334 shares subject to outstanding stock options and 55,000 shares subject to certain restrictions on transfer and a repurchase right in favor of the Company. Dr. Yurek disclaims beneficial ownership of the shares held by his wife and children.

(5)	Includes 40,000 shares subject to outstanding stock options.

(6)	Includes 3,000 shares held by Mr. Crisp’s wife and 96,000 shares subject to outstanding stock options. Mr. Crisp disclaims beneficial ownership of the shares held by his wife.

(7)	Includes 106,000 shares subject to outstanding stock options.

(8)	Comprised of 35,000 shares owned by a limited partnership of which Mr. Sage is the general partner and 86,000 shares subject to outstanding stock options.

(9)	Includes 96,000 shares subject to outstanding stock options.

(10)	Comprised of 104,667 shares subject to outstanding stock options and 40,000 shares subject to certain restrictions on transfer and a repurchase right in favor of the Company.

(11)	Comprised of 33,334 shares subject to outstanding stock options and 15,000 shares subject to certain restrictions on transfer and a repurchase right in favor of the Company.

(12)	Includes 4,500 shares held in two trusts of which Dr. Malozemoff is the co-trustee, 121,667 shares subject to outstanding stock options and 14,000 shares subject to certain restrictions on transfer and a repurchase right in favor of the Company.

(13)	Includes 44,667 shares subject to outstanding stock options and 5,000 shares subject to certain restrictions on transfer and a repurchase right in favor of the Company.

(14)	Includes 1,930,896 shares subject to outstanding stock options and 143,000 shares subject to certain restrictions on transfer and a repurchase right in favor of the Company.

CORPORATE GOVERNANCE

The Company’s Board has long believed that good corporate governance is important to ensure that the Company is managed for the long-term benefit of stockholders. During the past year, the Company’s Board has continued to review its governance practices in light of the Sarbanes-Oxley Act of 2002, new SEC rules and regulations and the new listing standards of NASDAQ. Complete copies of the committee charters and code of conduct described below are available on the Company’s website at www.amsuper.com. Alternatively, you can request a copy of any of these documents by writing to American Superconductor Corporation, Two Technology Drive, Westborough, MA 01581, Attention: Investor Relations.

Members of the Board of Directors

Set forth below, for each director, are his name and age, his positions (if any) with the Company, his principal occupation and business experience during the past five years, the names of other public companies of which he serves as a director and the year of the commencement of his term as a director of the Company.

Gregory J. Yurek, age 57, co-founded the Company in 1987 and has been Chief Executive Officer since December 1989 and Chairman of the Board since October 1991. Dr. Yurek also served as President from March 1989 until February 2004, Vice President and Chief Technical Officer from August 1988 until March 1989 and as Chief Operating Officer from March 1989 until December 1989. Prior to joining the Company, Dr. Yurek was a Professor of Materials Science and Engineering at MIT for 12 years. Dr. Yurek has been a director of the Company since 1987 and is currently a member of the Board of Directors of Nanosys, Inc.

Albert J. Baciocco, Jr., age 73, has been President of The Baciocco Group, Inc., a technical and management consulting practice in strategic planning, technology investment and implementation, since 1987. Preceding this, he served in the U.S. Navy for 34 years, principally within the nuclear submarine force and directing the Department of the Navy research and technology development enterprise, achieving the rank of Vice Admiral. Admiral Baciocco serves on several boards and committees of government, industry and academe. During the past 16 years, he has served as a director of several public corporations and currently serves as a director of several private companies. He is also a trustee of the South Carolina Research Authority and a director of the Foundation for Research Development of the Medical University of South Carolina. Admiral Baciocco has been a director of the Company since April 1997.

Vikram S. Budhraja, age 56, has been President of Electric Power Group, LLC, a Pasadena, California-based consulting firm that provides management and strategic consulting services to the electric power industry since January 2000. From 1977 to January 2000, Mr. Budhraja served in several key senior management positions at Edison International, the parent company of Southern California Edison, including: President of Edison Technology Solutions; Senior Vice President and Head of the Power Grid Business Unit of Southern California Edison; and Vice President of System Planning, Fuels and Operations of Southern California Edison. He chairs the Consortium for Electric Reliability Technology Solutions (CERTS) and worked with the U.S.-Canadian Power Systems Outage Task Force that was formed to investigate the root causes of the August 14, 2003 power blackout in the Northeast. Mr. Budhraja has served as a director of Soft Switching Technologies since 2000. Mr. Budhraja has been a director of the Company since March 2004.

Peter O. Crisp, age 71, served as Vice Chairman of Rockefeller Financial Services, Inc. from December 1997 until September 2003. From 1969 to 1997, he was a General Partner of Venrock Associates, a venture capital firm based in New York. Mr. Crisp is also a director of United States Trust Company, as well as other private companies. Mr. Crisp has been a director of the Company since 1987.

Richard Drouin, age 72, has been chairman of Stelco Inc., a steel manufacturer, and Abitibi Consolidated, the world’s largest newsprint manufacturer, since 2000. Mr. Drouin was a partner at McCarthy Tétrault, a Canadian law firm, from December 1995 until December 2003. Mr. Drouin was the Chairman and Chief Executive Officer of Hydro-Quebec, a public electric utility based in Canada, from April 1988 to September 1995. Mr. Drouin is a director of Nstein Technologies and Chairman of the Board of Trustees of the North American Electric Reliability Council. Mr. Drouin has been a director of the Company since February 1996.

Andrew G.C. Sage, II, age 78, has been President of Sage Capital Corporation since 1974. Immediately prior to that time, he served as President of the investment banking firm of Lehman Brothers. Presently, Mr. Sage is Chairman of Robertson Ceco Corporation, a prefabricated metal buildings company, and a director of Tom’s Foods, Inc. Throughout his career, Mr. Sage has served in board and executive positions for numerous public companies. Mr. Sage has been a director of the Company since April 1997.

John B. Vander Sande, age 60, co-founded the Company. He has been the C. and I. Green Distinguished Professor of Material Science at MIT since 1971 specializing in the microstructure of materials and was Associate Dean and Acting Dean of Engineering at MIT from 1992 to 1999. He was the Executive Director of the University of Cambridge MIT Institute from 1999 to January 2003. Dr. Vander Sande has been a director of the Company since 1990.

Board Determination of Independence

Under NASDAQ rules that become applicable to the Company on the date of the annual meeting, a director of the Company will only qualify as an “independent director” if, in the opinion of the Company’s Board, that person does not have a relationship which would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. The Company’s Board has determined that none of Admiral Baciocco or Messrs. Budhraja, Crisp, Drouin or Sage or Dr. Vander Sande has a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of these directors is an “independent director” as defined under Rule 4200(a)(15) of the NASDAQ Stock Market, Inc. Marketplace Rules.

Director Candidates

The process followed by the Nominating Committee to identify and evaluate director candidates includes requests to Board members and others for recommendations, meetings from time to time to evaluate biographical information and background material relating to potential candidates and interviews of selected candidates by members of the Committee and the Board.

In considering whether to recommend any particular candidate for inclusion in the Board’s slate of recommended director nominees, the Nominating Committee applies criteria such as the candidate’s integrity, business acumen, knowledge of the Company’s business and industry, experience, diligence, conflicts of interest and the ability to act in the interests of all stockholders. The Committee does not assign specific weights to particular criteria and no particular criterion is a prerequisite for each prospective nominee. The Company believes that the backgrounds and qualifications of its directors, considered as a group, should provide a composite mix of experience, knowledge and abilities that will allow the Board to fulfill its responsibilities.

Stockholders may recommend individuals to the Nominating Committee for consideration as potential director candidates by submitting their names, together with appropriate biographical information and background materials and a statement as to whether the stockholder or group of stockholders making the recommendation has beneficially owned more than 5% of the Company’s Common Stock for at least a year as of the date such recommendation is made, to Nominating Committee, c/o Corporate Secretary, American Superconductor Corporation, Two Technology Drive, Westborough, MA 01581. Assuming that appropriate biographical and background material has been provided on a timely basis, the Committee will evaluate stockholder-recommended candidates by following substantially the same process, and applying substantially the same criteria, as it follows for candidates submitted by others.

At the Annual Meeting, stockholders will be asked to consider the election of Mr. Budhraja, who has been nominated for election as director for the first time. Mr. Budhraja was originally proposed to the Committee by a non-management director and he was elected to the Board in March 2004 to fill a vacancy created by the resignation of Mr. Gérard Menjon from the Board on October 30, 2003. Mr. Menjon’s resignation was not as a result of any disagreement with the Company.

Board Meetings and Attendance

The Board met 13 times during fiscal 2004, either in person or by teleconference. During fiscal 2004, each director attended at least 75% of the aggregate of the number of Board meetings and the number of meetings held by all committees on which he then served.

Director Attendance at Annual Meeting of Stockholders

Four directors attended the fiscal 2003 annual meeting of stockholders. The Company has since adopted a policy that directors are expected to attend the Annual Meeting of Stockholders.

Board Committees

The Board has established three standing committees — Audit, Compensation, and Nominating — each of which operates under a charter that has been approved by the Board. A copy of the Restated Audit Committee charter, as in effect on the date of this proxy statement, is attached as Appendix A.

The Board has determined that all of the members of each of the Board’s three standing committees are independent as defined under the new rules of the NASDAQ Stock Market that become applicable to the Company on the date of the Annual Meeting, including, in the case of all members of the Audit Committee, the independence requirements contemplated by Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). In addition, all of the members of the Audit Committee are independent as defined by the rules of the NASDAQ Stock Market that apply to the Company until the date of the Annual Meeting and otherwise satisfy NASDAQ’s eligibility requirements for Audit Committee membership.

Audit Committee

The Audit Committee’s responsibilities include:

•	appointing, approving the compensation of, and assessing the independence of the Company’s independent auditors;

•	overseeing the work of the Company’s independent auditors, including through the receipt and consideration of certain reports from the independent auditors;

•	reviewing and discussing with management and the independent auditors the Company’s annual and quarterly financial statements and related disclosures;

•	monitoring the Company’s internal control over financial reporting, disclosure controls and procedures and code of business conduct and ethics;

•	overseeing the Company’s internal audit function;

•	discussing the Company’s risk management policies;

•	establishing policies regarding hiring employees from the independent auditors and procedures for the receipt and retention of accounting related complaints and concerns;

•	meeting independently with the Company’s internal auditing staff, independent auditors and management; and

•	preparing the audit committee report required by SEC rules (which is included on page 8 of this proxy statement).

The Board has determined that Mr. Sage is an “audit committee financial expert” as defined in Item 401(h) of Regulation S-K.

The members of the Audit Committee are Dr. Vander Sande (Chairman), Mr. Sage and Admiral Baciocco. The Audit Committee met nine times during fiscal 2004.

Compensation Committee

The Compensation Committee’s responsibilities include:

•	annually reviewing and approving corporate goals and objectives relevant to CEO compensation;

•	reviewing and making a recommendation to the Board with respect to the CEO’s compensation;

•	reviewing and approving the compensation of the Company’s other executive officers;

•	overseeing an evaluation of the Company’s executive officers;

•	overseeing and administering the Company’s cash and equity incentive plans; and

•	reviewing and making recommendations to the Board with respect to director compensation.

The members of the Compensation Committee are Messrs. Crisp (Chairman) and Drouin and Dr. Vander Sande. The Compensation Committee met eight times during fiscal 2004.

Nominating Committee

The Nominating Committee’s responsibilities include:

•	identifying individuals qualified to become Board members;

•	recommending to the Board the persons to be nominated for election as directors and to each of the Board’s committees; and

•	reviewing and making recommendations to the Board with respect to certain senior executive succession planning.

The members of the Nominating Committee are Messrs. Drouin (Chairman) and Crisp and Admiral Baciocco. The Nominating Committee met four times during fiscal 2004.

Communicating with the Independent Directors

The Board will give appropriate attention to written communications that are submitted by stockholders and will respond if and as appropriate. The Chief Financial Officer is primarily responsible for monitoring communications from stockholders and for providing copies or summaries to the other directors as he considers appropriate.

Under procedures approved by a majority of the independent directors, communications are forwarded to all directors if they relate to important substantive matters and include suggestions or comments that the Chief Financial Officer considers to be important for the directors to know. In general, communications relating to corporate governance and long-term corporate strategy are more likely to be forwarded than communications relating to ordinary business affairs, personal grievances and matters as to which the Company tends to receive repetitive or duplicative communications.

Stockholders who wish to send communications on any topic to the Board should address such communications to Board of Directors c/o Chief Financial Officer, American Superconductor Corporation, Two Technology Drive, Westborough, MA 01581.

Compensation of Directors

Effective April 1, 2004, directors of the Company who are not employees of the Company or any subsidiary (“Outside Directors”) receive cash compensation as follows: each Outside Director will receive $20,000 as an annual retainer; the Chairman of both the Audit and Compensation Committees will each receive an annual retainer of $3,000; each Outside Director who attends an “in person” meeting of the Board or a committee of the Board (including the ad hoc finance committee) will receive $1,200 per meeting; each Outside Director who participates in a teleconference meeting of the Board or a committee of the Board (including the ad hoc finance committee) will receive $800 per meeting; and each Outside Director who participates in an “in person” meeting of the Board or a committee of the Board (including the ad hoc finance committee) via teleconference will earn $800 per meeting.

In fiscal 2004, the Outside Directors received $4,000 per quarter as compensation for their services as directors and $1,000 for each Board meeting attended pursuant to a director compensation plan implemented as of May 12, 2003. Under this compensation plan, the Outside Directors received the following amounts: Admiral Baciocco — $28,000; Mr. Frank Borman (who did not stand for re-election on October 1, 2003) — $14,000;

Mr. Crisp — $28,000; Mr. Drouin — $26,000; Mr. Menjon (who resigned from the Board on October 30, 2003) — $17,333; Mr. Sage — $27,000; and Dr. Vander Sande — $28,000. In addition, each member of a committee of the Board received up to $1,500 for his attendance at such committee meetings. In fiscal 2004, members of the Compensation Committee earned the following amounts for their services on such committee: Mr. Crisp —$8,000; Mr. Drouin — $6,500; and Dr. Vander Sande — $6,500. In fiscal 2004, members of the Nominating Committee earned the following amounts for their services on such committee: Mr. Drouin — $4,500; Admiral Baciocco — $3,000; and Mr. Crisp — $3,000. In fiscal 2004, members of the Audit Committee earned the following amounts for their services on such committee: Dr. Vander Sande — $12,500; Admiral. Baciocco —$7,000; Mr. Menjon — $500; and Mr. Sage — $8,500. In addition, Messrs. Crisp, Drouin and Sage were each paid $1,000 for their services on an ad hoc finance committee of the Board.

Pursuant to the Second Amended and Restated 1997 Director Plan (the “1997 Director Plan”), Outside Directors are granted options on the following terms: (i) each Outside Director of the Company who is initially elected to the Board after September 5, 1997 is granted an option to purchase 20,000 shares of Common Stock upon his or her initial election to the Board, and (ii) each Outside Director is granted an option to purchase 10,000 shares of Common Stock of the Company three days following each Annual Meeting of the Stockholders of the Company, provided that such Outside Director has served as a director of the Company for at least one year. Each option granted under the 1997 Director Plan has an exercise price equal to the fair market value of the Common Stock on the date of grant. Options granted under the 1997 Director Plan upon an Outside Director’s election to the Board become exercisable in equal annual installments over a two-year period. Notwithstanding such vesting schedule, such options become exercisable in full in the event of an acquisition of the Company. Options granted to continuing Outside Directors following Annual Meetings of Stockholders are immediately exercisable in full. The term of each option granted under the 1997 Director Plan is ten years, provided that, in general, an option may be exercised only while the director continues to serve as a director of the Company or within 60 days thereafter. In accordance with the terms of the 1997 Director Plan, Admiral Baciocco, Messrs. Crisp, Drouin, Menjon and Sage and Dr. Vander Sande were each granted an option to purchase 10,000 shares of Common Stock, at an exercise price of $10.95 per share, under the 1997 Director Plan in October 2003. In addition, Mr. Budhraja was granted an option to purchase 20,000 shares of Common Stock, at an exercise price of $11.65, under the 1997 Director Plan in March 2004.

Code of Business Conduct and Ethics

The Company has adopted a written Code of Business Conduct and Ethics that applies to the Company’s directors, officers and employees, including its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. The Company has posted a current copy of the code on its website, which is located at www.amsuper.com. In addition, the Company intends to post on its website all disclosures that are required by law or NASDAQ stock market listing standards concerning any amendments to, or waivers from, any provision of the code.

Audit Committee Report

The Audit Committee has reviewed the Company’s audited financial statements for the fiscal year ended March 31, 2004 and has discussed these financial statements with the Company’s management and the Company’s independent auditors.

Management is responsible for the Company’s internal controls and the financial reporting process, and for the preparation of consolidated financial statements in accordance with generally accepted accounting principles (“GAAP”). The Company’s independent auditors are responsible for performing an independent audit of the Company’s financial statements in accordance with GAAP and issuing a report on those financial statements. As appropriate, the Audit Committee reviews and evaluates, and discusses with the Company’s management, internal accounting, financial and auditing personnel, and the independent auditors, the following:

•	the plan for, and the independent auditors’ report on, each audit of the Company’s financial statements;

•	the Company’s financial disclosure documents, including all financial statements and reports filed with the SEC or sent to shareholders;

•	changes in the Company’s accounting practices, principles, controls or methodologies;

•	significant developments or changes in accounting rules applicable to the Company; and

•	the adequacy of the Company’s internal controls and accounting, financial and auditing personnel.

Management represented to the Audit Committee that the Company’s financial statements had been prepared in accordance with GAAP.

The Audit Committee also discussed with PricewaterhouseCoopers LLP, the Company’s independent auditors, the Company’s audited financial statements and the matters required to be discussed by applicable accounting standards and Audit Committee rules, including the matters required by Statement on Auditing Standards 61 (Communication with Audit Committees).

The Company’s independent auditors also provided the Audit Committee with the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). Independence Standards Board Standard No. 1 requires auditors annually to disclose in writing all relationships that in the auditor’s professional opinion may reasonably be thought to bear on independence, confirm their perceived independence and engage in a discussion of independence. In addition, the Audit Committee discussed with the independent auditors their independence from the Company. The Audit Committee also considered whether the independent auditors’ provision of certain non-audit services to the Company is compatible with maintaining such auditors’ independence.

Based on its discussions with management and the independent auditors, and its review of the representations and information provided by management and the independent auditors, the Audit Committee recommended to the Company’s Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2004.

By the Audit Committee of the Board of American Superconductor Corporation.

John B. Vander Sande, Chairman

Albert J. Baciocco, Jr.

Andrew G.C. Sage, II

EXECUTIVE COMPENSATION

Summary Compensation

The following table sets forth certain information concerning the compensation for each of the last three fiscal years of (i) the Company’s Chief Executive Officer and (ii) the Company’s four other most highly compensated executive officers for fiscal 2004 who were serving as executive officers on March 31, 2004 (the “Senior Executives”).

SUMMARY COMPENSATION TABLE

	Annual Compensation (1)			Long-Term Compensation
Awards
Name and Principal Position	Fiscal Year	Salary	Bonus	Restricted Stock Awards ($)(2)	Number of Shares Underlying Options (#)	All Other Compensation
Gregory J. Yurek (3) Chairman of the Board and Chief Executive Officer	2004 2003 2002	$385,866 365,750 365,750	$172,868 — —	— — —	250,000 50,000 50,000	$3,660 3,175 2,840	(4) (4) (4)

David Paratore (5) President and Chief Operating Officer	2004 2003 2002	187,470 170,000 164,123	154,987 — —	$417,900 78,000 —	80,000 — 80,000	— — —

Kevin M. Bisson (6) (7) Senior Vice President, Chief Financial Officer and Treasurer	2004 2003 2002	182,036 — —	75,104 — —	52,050 — —	100,000 — —	— — —

Alexis P. Malozemoff (8) Executive Vice President and Chief Technical Officer	2004 2003 2002	209,823 198,884 198,884	36,761 — —	— — —	50,000 30,000 15,000	— — —

Ross S. Gibson (9) Vice President, Chief Administrative Officer and Secretary	2004 2003 2002	168,800 160,000 113,855	42,550 — —	— 39,000 —	20,000 20,000 50,000	— — —

(1)	In accordance with the rules of the SEC, other compensation in the form of perquisites and other personal benefits has been omitted because such perquisites and other personal benefits constituted less than the lesser of $50,000 or 10% of the total annual salary of the Senior Executive.

(2)	Represents the difference between the closing price of the Common Stock on the NASDAQ National Market on the date of grant and the per share purchase price, multiplied by the number of shares awarded.

(3)	As of the end of fiscal 2004, Dr. Yurek held a total of 25,000 shares of restricted stock, with a total value of $320,750, based on the fair market value of the Common Stock on March 31, 2004 ($12.84), net of the $.01 consideration paid. Dr. Yurek subsequently received an additional 30,000 shares of restricted stock on May 6, 2004.

(4)	Represents insurance premiums paid by the Company for a term life insurance policy on Dr. Yurek. Dr. Yurek’s wife is the beneficiary of this insurance policy.

(5)	As of the end of fiscal 2004, Mr. Paratore held a total of 40,000 shares of restricted stock, with a total value of $513,200, based on the fair market value of the Common Stock on March 31, 2004 ($12.84), net of the $.01 consideration paid.

(6)	Mr. Bisson joined the Company in May 2003 and consequently received compensation for only a portion of fiscal 2004.

(7)	As of the end of fiscal 2004, Mr. Bisson held a total of 15,000 shares of restricted stock, with a total value of $192,450, based on the fair market value of the Common Stock on March 31, 2004 ($12.84), net of the $.01 consideration paid.

(8)	As of the end of fiscal 2004, Dr. Malozemoff held a total of 5,000 shares of restricted stock, with a total value of $64,150, based on the fair market value of the Common Stock on March 31, 2004 ($12.84), net of the $.01 consideration paid. Dr. Malozemoff subsequently received an additional 9,000 shares of restricted stock on April 26, 2004.

(9)	As of the end of fiscal 2004, Mr. Gibson held a total of 5,000 shares of restricted stock, with a total value of $64,150, based on the fair market value of the Common Stock on March 31, 2004 ($12.84), net of the $.01 consideration paid.

Option Grants

The following table sets forth certain information concerning the stock options granted by the Company during fiscal 2004 to each of the Senior Executives.

OPTIONS GRANTED IN LAST FISCAL YEAR

	Individual Grants
Executive Officer	Number of Shares Underlying Options Granted	Percent of Total Options Granted to Employees in Fiscal Year	Exercise Price Per Share ($)(1)	Expiration Date	Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term (2)
					5%	10%
Gregory J. Yurek	250,000	28.40%	$3.53	5/09/2013	$555,000	$1,406,478
David Paratore	80,000	9.09%	$3.53	5/09/2013	$177,600	$450,073
Kevin M. Bisson	100,000	11.36%	$3.48	5/12/2013	$218,855	$554,622
Alexis P. Malozemoff	50,000	5.68%	$3.53	5/09/2013	$111,000	$281,296
Ross S. Gibson	20,000	2.27%	$3.53	5/09/2013	$44,400	$112,518

(1)	The exercise price per share of each option was equal to the fair market value per share of Common Stock on the date of grant. Options become exercisable over a three-year period and generally terminate 60 days following termination of the Senior Executive’s employment with the Company or ten years following the grant date, whichever occurs earlier. Stock options granted by the Company become immediately exercisable in full upon a change in control, as defined in such agreements.

(2)	Amounts represent hypothetical gains that could be achieved for the respective options if exercised at the end of the option term. These gains are based on assumed rates of stock price appreciation of 5% and 10% compounded annually from the date the respective options were granted to their expiration date. The gains shown are net of the option exercise price, but do not include deductions for taxes or other expenses associated with the exercises of the option or the sale of the underlying shares. The actual gains, if any, on the exercises of stock options will depend on the future performance of the Common Stock, the option holder’s continued employment through the option period, and the date on which the options are exercised.

Option Exercises and Holdings

The following table sets forth certain information concerning each exercise of a stock option during fiscal 2004 by the Senior Executives and the number and value of unexercised options held by each of the Senior Executives on March 31, 2004.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR

AND FISCAL YEAR-END OPTION VALUES

Executive Officer	Shares Acquired on Exercise	Value Realized (1)	Number of Shares of Common Stock Underlying Unexercised Options at Fiscal Year-End(#)	Value of Unexercised in-the- Money Options at Fiscal Year-End($)(2)
			Exercisable/Unexercisable	Exercisable/Unexercisable
Gregory J. Yurek	62,500	$198,319	1,165,000 / 750,000	$521,125 / 2,591,400
David Paratore	—	$0	77,000 / 158,000	$160,500 / 985,550
Kevin M. Bisson	—	$0	— / 100,000	$ — / 936,000
Alexis P. Malozemoff	—	$0	184,500 / 96,000	$67,872 / 596,670
Ross S. Gibson	—	$0	24,000 / 66,000	$20,120 / 266,680

(1)	Represents the difference between the exercise price and the fair market value of the Common Stock on the date of exercise.

(2)	Based on the fair market value of the Common Stock on March 31, 2004, the last trading day on the NASDAQ National Market during fiscal 2004 ($12.84 per share), less the option exercise price, multiplied by the number of shares underlying the options.

Equity Compensation Plan Information

The following table provides information about the shares authorized for issuance under the Company’s equity compensation plans as of March 31, 2004.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights		Weighted- average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)		(b)	(c)
Equity compensation plans approved by security holders	4,877,355	(1)	$15.47	908,841	(2)
Equity compensation plans not approved by security holders	2,000	(3)	$28.75	173,000

Total	4,879,355		$15.48	1,081,841

(1)	Excludes shares issuable under the Company’s 2000 Employee Stock Purchase Plan in connection with the current offering period which ends on September 30, 2004. Such shares are included in column (c).

(2)	In addition to being available for future issuance upon exercise of options that may be granted after March 31, 2004, the 409,695 shares available for issuance under the Company’s 1996 Stock Incentive Plan may instead be issued in the form of restricted stock, unrestricted stock, stock appreciation rights, performance shares or other equity-based awards.

(3)	Represents 2,000 shares subject to outstanding non-qualified stock options granted to the former employees of Integrated Electronics, LLC (“IE”) in connection with the Company’s purchase of substantially all the assets of IE in June 2000.

The Company granted non-qualified stock options to the former employees of IE in June 2000. Options exercisable for a total of 2,000 shares of Common Stock (out of a total of 175,000 authorized by the Board) are currently outstanding at an average exercise price of $28.75 per share. The options become exercisable in five equal annual installments and expire 10 years from the date of grant or three months after the termination of the optionee’s employment.

Employment Agreements with Senior Executives

Dr. Yurek and Dr. Malozemoff are each party to an employment agreement with the Company. The term of each agreement commenced on December 4, 1991 and continues until terminated as follows: by the employee, at any time upon at least 90 days prior notice; by the Company for cause (as defined in the employment agreement); by the Company without cause (in which case, for a 12-month period following the date of termination, the employee shall continue to receive his salary and other benefits and his stock options shall continue to vest); or as a result of the death or disability of the employee (in which case his stock options shall become immediately exercisable for the number of additional shares as to which they would have become exercisable if his employment had continued for an additional 12 months). Under the terms of each employment agreement, the employee agrees that, among other things, he will not engage in a business competitive with that of the Company until one year after the later of the termination of his employment with the Company or the expiration of the one-year period during which his compensation and benefits continue in the event of an employment termination without cause. The Company has the right to extend the period for which these restrictions remain in effect for an additional one-year period by continuing the employee’s salary and benefits for this additional period.

Compensation Committee Interlocks and Insider Participation

Messrs. Crisp and Drouin and Dr. Vander Sande served as members of the Company’s Compensation Committee during fiscal 2004. None of the Company’s executive officers serves as a director or a member of the compensation committee (or other committee serving an equal function) of any other entity whose executive officers serve as a director of or member of the Compensation Committee of the Company.

Compensation Committee Report on Executive Compensation

This report addresses the compensation policies of the Company applicable to its officers during fiscal 2004. The Company’s executive compensation program is administered by the Compensation Committee of the Board of Directors (the “Committee”), which is comprised of three independent, non-employee directors. The Committee is responsible for determining the compensation package of each executive officer except the Chief Executive Officer, for whom the Committee is responsible for presenting recommendations for the Chief Executive Officer’s compensation to the full Board of Directors. In fiscal 2004, the Board of Directors did not modify in any material way or reject any action or recommendation of the Committee with respect to executive officer compensation.

The objectives of the Committee in determining executive compensation are (i) to recognize and reward exceptional performance by the Company’s executives, (ii) to provide incentives for high levels of current and future performance, and (iii) to align the objectives and rewards of Company executives with those of the stockholders of the Company. The Committee believes that an executive compensation program that achieves these objectives will not only properly motivate and compensate the Company’s current officers, including the Chief Executive Officer, but will enable the Company to attract other officers that may be needed by the Company in the future.

The executive compensation program is implemented through three principal elements — base salary, an annual incentive plan based on team and individual contributions to corporate success and stock option grants.

In establishing the salary of officers, including the Chief Executive Officer, the Committee considers the individual performance of the officer, the performance of the Company as a whole, the nature of the individual’s responsibilities, historic salary levels of the individual, and the median level of cash compensation paid to officers in comparable positions at other companies whose business and/or financial position is similar to that of the Company. For purposes of this comparison, the Committee considers the executive compensation of a range of public technology-oriented companies whose business, stage of development, financial position and/or recent financial performance are similar to that of the Company, as well as the companies included in the Peer Index in the Stock Performance Graph.

The Committee has determined that the salaries paid to the Company’s officers, including the Chief Executive Officer, are appropriately positioned relative to the median cash compensation levels for executives with comparable responsibilities in similar firms and the contributions of the individuals to the success of the firm.

Beginning in 1996, the Committee implemented an annual incentive compensation plan for all officers, including the Chief Executive Officer. During fiscal 2004, the Committee hired a compensation consultant to review the annual incentive compensation plan. Taking into consideration the work of the consultant, the Committee revised the annual incentive plan to ensure full alignment with the Company’s goals and objectives. Awards under the plan reflect team and individual contributions to the achievement of predetermined Company objectives, including financial objectives, product development objectives, and marketing and business development objectives. The Committee believes it is appropriate for officers to have a portion of their annual cash compensation dependent upon performance in that year, and the Committee may consider increasing the “at risk” portion of executive compensation over time. For fiscal 2004, payments were made from the plan that were commensurate with the goals set for the Company and each Senior Executive. For the Chief Executive Officer, a payment was made that reflected the Company’s financial performance in fiscal 2004 and the Chief Executive Officer’s achievement of personal objectives that had been set by the Committee as well as the Committee’s evaluation of the Chief Executive Officer’s overall performance.

The Committee uses stock options as a significant element of the compensation package of the officers, including the Chief Executive Officer, because they provide an incentive to executives to maximize stockholder value, because they reward the officers only to the extent that stockholders also benefit, and because the vesting of the options (the options generally become exercisable in installments over a three to five-year period) serves as a means of retaining these officers. In granting stock options to certain officers, the Committee considers a number of factors including the performance of the officer, the responsibilities of the officer, the officer’s current stock or option holdings, and the median levels of long-term incentives paid to officers with comparable responsibilities in similar companies, including the companies included in the Peer Index in the Stock Performance Graph. It has been the practice of the Committee to fix the exercise price of options granted at 100% of the fair market value of the Common Stock on the date of grant.

The Committee also has periodically granted shares of restricted stock as another element of compensation that closely ties the long-term goals of the Company to an officer’s compensation program. These restricted shares become vested upon the earlier of either (i) the achievement of specific revenue and profitability objectives that are designed to increase shareholder value or (ii) the fulfillment of a six-year vesting schedule.

The Board of Directors recognizes that it is essential for officers of the Company to establish and maintain an ownership position in the Company. In order to ensure that this expectation is met, the Board of Directors has established guidelines relating to stock ownership and disposition for all officers under which an officer is strongly encouraged to establish and maintain ownership of shares in an amount directly proportional to the number of shares exercised. The Committee considers each officer’s compliance with these guidelines in the establishment of ongoing option grants.

In evaluating corporate and individual performance for the purposes of determining salary levels, awarding bonuses and granting stock options, the Committee considers the progress and success of the Company with respect to financial metrics, such as revenue and net income, and to matters such as product development, strategic alliances, and enhancement of the Company’s patent and licensing position, as well as changes in scope of responsibility for specific individuals.

Section 162(m) of the Internal Revenue Code of 1986, as amended, generally disallows a tax deduction to public companies for certain compensation in excess of $1 million paid to the company’s Chief Executive Officer and the four other most highly compensated officers. Certain compensation, including qualified performance-based compensation, will not be subject to the deduction limit if certain other requirements are met. The Committee takes into account, to the extent it believes appropriate, the limitations on the deductibility of executive compensation imposed by Section 162(m) in determining compensation levels and practices.

THE COMPENSATION COMMITTEE

Peter O. Crisp, Chairman

Richard Drouin

John B. Vander Sande

Stock Performance Graph

The following graph compares the cumulative total stockholder return on the Common Stock of the Company from March 31, 1999 to March 31, 2004 (the end of fiscal 2004) with the cumulative total return of (i) the CRSP Total Return Index for the NASDAQ Stock Market (U.S. Companies) (the “NASDAQ Index”), and (ii) an index of eight companies engaged in a line of business similar to the Company’s (the “Peer Index”). The Peer Index is comprised of AstroPower, Inc., Ballard Power Systems, Inc., Energy Conversion Devices, Inc., FuelCell Energy, Inc. (formerly Energy Research Corporation), Intermagnetics General Corporation, Maxwell Technologies, Plug Power Inc. and SatCon Technology Corporation. This graph assumes the investment of $100.00 on March 31, 1999 in the Company’s Common Stock, the Peer Index and the NASDAQ Index, and assumes any dividends are reinvested. Measurement points are March 31, 1999, March 31, 2000, March 30, 2001, March 29, 2002, March 31, 2003 and March 31, 2004 (the last trading day of the Company’s last five fiscal year ends).

	March 1999	March 2000	March 2001	March 2002	March 2003	March 2004
American Superconductor Corporation	$100.00	$487.67	$176.03	$82.74	$39.45	$140.71
NASDAQ Index	$100.00	$198.50	$76.58	$59.96	$49.22	$76.27
Peer Index	$100.00	$270.44	$127.16	$101.29	$35.00	$46.46

ELECTION OF DIRECTORS

(PROPOSAL 1)

The persons named in the enclosed proxy will vote to elect as directors the seven nominees named below, all of whom are presently directors of the Company, unless authority to vote for the election of any or all of the nominees is withheld by marking the proxy to that effect. All of the nominees have indicated their willingness to serve, if elected, but if any of them should be unable or unwilling to serve, proxies may be voted for a substitute nominee designated by the Board. Each director will be elected to hold office until the next annual meeting of stockholders (subject to the election and qualification of his successor and to his earlier death, resignation or removal). Information about each nominee is set forth under “Corporate Governance — Members of the Board of Directors” beginning on page 3.

The Board of Directors recommends a vote FOR the election of Dr. Yurek, Admiral Baciocco, Messrs. Budhraja, Crisp, Drouin and Sage and Dr. Vander Sande as directors of the Company.

APPROVAL TO AMEND THE COMPANY’S RESTATED CERTIFICATE

OF INCORPORATION TO AUTHORIZE ADDITIONAL SHARES

(PROPOSAL 2)

On May 6, 2004, the Board of Directors proposed the adoption of an amendment to the Restated Certificate of Incorporation of the Company (the “Certificate of Incorporation”) pursuant to which, subject to stockholder approval, the number of authorized shares of the Company’s Common Stock would be increased from 50,000,000 to 100,000,000 shares.

The Board of Directors believes that this amendment to the Certificate of Incorporation to increase the authorized number of shares is in the best interests of the Company and its stockholders and recommends a vote FOR this proposal.

The purpose of the amendment is to allow the Company the ability to issue additional shares in connection with acquisitions of other companies or technologies, future financings, joint ventures, stock splits, employee and director benefit programs, the Company’s stockholder rights plan and other desirable corporate activities, without requiring the Company’s stockholders to approve an increase in the authorized number of shares of Common Stock each time such action is contemplated. If the proposed amendment to the Certificate of Incorporation is adopted, all or any of the authorized shares of Common Stock may be issued in the future for such corporate purposes and such consideration as the Board deems advisable from time to time, without further action by the stockholders of the Company and without first offering such shares to the stockholders.

Of the 50,000,000 currently authorized shares of Common Stock of the Company, as of May 31, 2004, 27,715,739 shares were issued and outstanding. An additional 4,853,566 shares were reserved for issuance upon the exercise of options granted under the Company’s option plans and 81,250 shares were reserved for issuance upon the exercise of certain warrants issued by the Company.

While not the intention of the Board of Directors, this proposal could make a change in control of the Company more difficult to effect, due to the increased excess of authorized shares of Common Stock compared to those shares currently outstanding. For example, these additional shares could be sold to purchasers who might side with the Board in opposing a takeover bid, which could discourage a potential acquirer.

If the amendment is adopted by the stockholders, it will become effective upon the filing and recording of a Certificate of Amendment as required by Delaware law.

APPROVAL OF THE 2004 STOCK INCENTIVE PLAN

(PROPOSAL 3)

On May 6, 2004, the Board of Directors adopted, subject to stockholder approval, the 2004 Stock Incentive Plan (the “2004 Plan”). Up to 2,500,000 shares of Common Stock (subject to adjustment in the event of stock splits and other similar events) may be issued pursuant to awards granted under the 2004 Plan.

The 2004 Plan is intended to replace the Company’s 1996 Stock Incentive Plan (the “1996 Plan”). As of May 31, 2004, options to purchase 3,876,896 shares of Common Stock were outstanding under the 1996 Plan and an additional 106,006 shares were reserved for future issuance under the 1996 Plan.

The Board of Directors believes that the future success of the Company depends, in large part, upon the ability of the Company to maintain a competitive position in attracting, retaining and motivating key personnel.

Accordingly, the Board of Directors believes adoption of the 2004 Plan is in the best interests of the Company and its stockholders and recommends a vote FOR this proposal.

Summary of the 2004 Plan

The following summary of the 2004 Plan is qualified in its entirety by reference to the 2004 Plan, a copy of which is attached to the preliminary proxy statement filed with the SEC on June 8, 2004 and may be accessed from the SEC’s website at www.sec.gov. In addition, a copy of the 2004 Plan may be obtained from the Secretary of the Company.

Types of Awards

The 2004 Plan provides for the grant of incentive stock options intended to qualify under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), nonstatutory stock options, restricted stock awards and other stock-based awards, including the grant of shares based upon certain conditions, the grant of securities convertible into Common Stock and the grant of stock appreciation rights (collectively, “Awards”).

Incentive Stock Options and Nonstatutory Stock Options.    Optionees receive the right to purchase a specified number of shares of Common Stock at a specified option price and subject to such other terms and conditions as are specified in connection with the option grant. Options may be granted at an exercise price which may be less than, equal to or greater than the fair market value of the Common Stock on the date of grant. Under present law, however, incentive stock options and options intended to qualify as performance-based compensation under Section 162(m) of the Code may not be granted at an exercise price less than 100% of the fair market value of the Common Stock on the date of grant (or less than 110% of the fair market value in the case of incentive stock options granted to optionees holding more than 10% of the total combined voting power of the Company). Options may not be granted for a term in excess of ten years. The 2004 Plan permits the following forms of payment of the exercise price of options: (i) payment by cash, check or in connection with a “cashless exercise” through a broker, (ii) surrender to the Company of shares of Common Stock, (iii) delivery to the Company of a promissory note, (iv) any other lawful means, or (v) any combination of these forms of payment.

Restricted Stock Awards.    Restricted stock awards entitle recipients to acquire shares of Common Stock, subject to the right of the Company to repurchase all or part of such shares from the recipient in the event that the conditions specified in the applicable Award are not satisfied prior to the end of the applicable restriction period established for such Award.

Other Stock-Based Awards.    Under the 2004 Plan, the Board has the right to grant other Awards based upon Common Stock having such terms and conditions as the Board may determine, including the grant of shares based upon certain conditions, the grant of securities convertible into Common Stock and the grant of stock appreciation rights.

Eligibility to Receive Awards

Employees, officers, consultants and advisors of the Company and its subsidiaries are eligible to be granted Awards under the 2004 Plan. Under present law, however, incentive stock options may only be granted to employees of the Company and its subsidiaries. The maximum number of shares with respect to which Awards may be granted to any participant under the 2004 Plan may not exceed 1,000,000 shares per calendar year.

Plan Benefits

As of May 31, 2004, approximately 266 persons were eligible to receive Awards under the 2004 Plan, including the Company’s seven executive officers. The granting of Awards under the 2004 Plan is discretionary, and the Company cannot now determine the number or type of Awards to be granted in the future to any particular person or group.

On May 28, 2004, the last reported sale price of the Company Common Stock on the NASDAQ National Market was $12.56.

Administration

The 2004 Plan is administered by the Board. The Board has the authority to adopt, amend and repeal the administrative rules, guidelines and practices relating to the 2004 Plan and to interpret the provisions of the 2004 Plan. Pursuant to the terms of the 2004 Plan, the Board may delegate authority under the 2004 Plan to one or more committees or subcommittees of the Board. The Board has authorized the Compensation Committee to administer certain aspects of the 2004 Plan, including the granting of options to executive officers, and has authorized a committee of the Board, consisting of Dr. Yurek, to grant options, subject to limitations set by the Board, to non-executive employees.

Subject to any applicable limitations contained in the 2004 Plan, the Board, the Compensation Committee, or any other committee to whom the Board delegates authority, as the case may be, selects the recipients of Awards and determines (i) the number of shares of Common Stock covered by options and the dates upon which such options become exercisable, (ii) the exercise price of options (which may not be less than 100% of fair market value of the Common Stock), (iii) the duration of options (which may not exceed 10 years), and (iv) the number of shares of Common Stock subject to any restricted stock or other stock-based Awards and the terms and conditions of such Awards, including conditions for repurchase, issue price and repurchase price.

The Board may make appropriate adjustments in connection with the 2004 Plan and any outstanding Awards to reflect stock splits, stock dividends, recapitalizations, spin-offs and other similar changes in capitalization. The 2004 Plan also contains provisions addressing the consequences of any Reorganization Event, which is defined as (a) any merger or consolidation of the Company with or into another entity as a result of which all of the Common Stock of the Company is converted into or exchanged for the right to receive cash, securities or other property, (b) any exchange of all of the Common Stock of the Company for cash, securities or other property pursuant to a share exchange transaction or (c) any liquidation or dissolution of the Company. Upon the occurrence of a Reorganization Event, the Board may take a number of different actions as to any and all outstanding Awards including full acceleration of any outstanding Awards. Upon the occurrence of a Reorganization Event, the repurchase and other rights of the Company under each outstanding restricted stock award will inure to the benefit of the acquiring or succeeding corporation. The Board will specify the effect of a Reorganization Event on any other Award at the time the Award is granted.

If any Award expires or is terminated, surrendered, canceled or forfeited, the unused shares of Common Stock covered by such Award will again be available for grant under the 2004 Plan, subject, however, in the case of incentive stock options, to any limitations under the Code.

Amendment or Termination

No Award may be made under the 2004 Plan after May 5, 2014, but Awards previously granted may extend beyond that date. The Board may at any time amend, suspend or terminate the 2004 Plan, except that no Award designated as subject to Section 162(m) of the Code by the Board after the date of such amendment shall become exercisable, realizable or vested (to the extent such amendment was required to grant such Award) unless and until such amendment shall have been approved by the Company’s stockholders.

If Stockholders do not approve the adoption of the 2004 Plan, the 2004 Plan will not go into effect, and the Company will not grant any Awards under the 2004 Plan. In such event, the Board will consider whether to adopt alternative arrangements based on its assessment of the needs of the Company.

Federal Income Tax Consequences

The following is a summary of the United States federal income tax consequences that generally will arise with respect to Awards granted under the 2004 Plan. This summary is based on the federal tax laws in effect as of the date of this proxy statement. Changes to these laws could alter the tax consequences described below.

Incentive Stock Options

A participant will not have income upon the grant of an incentive stock option. Also, except as described below, a participant will not have income upon exercise of an incentive stock option if the participant has been employed by the Company or its corporate parent or 50% or more-owned corporate subsidiary at all times beginning with the option grant date and ending three months before the date the participant exercises the option. If the participant has not been so employed during that time, then the participant will be taxed as described below under “Nonstatutory Stock Options.” The exercise of an incentive stock option may subject the participant to the alternative minimum tax.

A participant will have income upon the sale of the stock acquired under an incentive stock option at a profit (if sales proceeds exceed the exercise price). The type of income will depend on when the participant sells the stock. If a participant sells the stock more than two years after the option was granted and more than one year after the option was exercised, then all of the profit will be a long-term capital gain. If a participant sells the stock prior to satisfying these waiting periods, then the participant will have engaged in a disqualifying disposition and a portion of the profit will be ordinary income and a portion may be a capital gain. This capital gain will be long-term if the participant has held the stock for more than one year and otherwise will be short-term. If a participant sells the stock at a loss (sales proceeds are less than the exercise price), then the loss will be a capital loss. This capital loss will be long-term if the participant held the stock for more than one year and otherwise will be short-term.

Nonstatutory Stock Options

A participant will not have income upon the grant of a nonstatutory stock option. A participant will have compensation income upon the exercise of a nonstatutory stock option equal to the value of the stock on the day the participant exercised the option less the exercise price. Upon sale of the stock, the participant will have capital gain or loss equal to the difference between the sales proceeds and the value of the stock on the day the option was exercised. This capital gain or loss will be long-term if the participant has held the stock for more than one year and otherwise will be short-term.

Restricted Stock Awards

A participant will not have income upon the grant of restricted stock unless an election under Section 83(b) of the Code is made within 30 days of the date of grant. If a timely 83(b) election is made, then a participant will have compensation income equal to the value of the stock less the purchase price. When the stock is sold, the participant will have a capital gain or loss equal to the difference between the sales proceeds and the value of the stock on the date of grant. If the participant does not make an 83(b) election, then when the stock vests the participant will have compensation income equal to the value of the stock on the vesting date less the purchase price. When the stock is sold, the participant will have a capital gain or loss equal to the sales proceeds less the value of the stock on the vesting date. Any capital gain or loss will be long-term if the participant held the stock for more than one year and otherwise will be short-term.

Other Stock-Based Awards

The tax consequences associated with any other stock-based Award granted under the 2004 Plan will vary depending on the specific terms of such Award. Among the relevant factors are whether or not the Award has a readily ascertainable fair market value, whether or not the Award is subject to forfeiture provisions or restrictions on transfer, the nature of the property to be received by the participant under the Award and the participant’s holding period and tax basis for the Award or underlying Common Stock.

Tax Consequences to the Company

There will be no tax consequences to the Company except that the Company will be entitled to a deduction when a participant has compensation income. Any such deduction will be subject to the limitations of Section 162(m) of the Code.

APPROVAL OF AMENDMENT TO THE SECOND AMENDED AND RESTATED

1997 DIRECTOR STOCK OPTION PLAN, AS AMENDED

(PROPOSAL 4)

The Board of Directors believes that stock option grants under the Company’s Second Amended and Restated 1997 Director Stock Option Plan, as amended (the “1997 Director Plan”), have been, and will continue to be, an important compensation element in attracting and retaining Outside Directors of the Company whose continued services are considered essential to the Company’s future success.

Accordingly, on May 6, 2004, the Board voted, subject to stockholder approval, to further amend the 1997 Director Plan to increase the number of shares of Common Stock of the Company authorized for issuance under the 1997 Director Plan from 640,000 to 790,000.

The Board of Directors believes that the amendment to the 1997 Director Plan is in the best interests of the Company and its stockholders and recommends a vote FOR this proposal.

Summary of the 1997 Director Plan

The 1997 Director Plan, as currently in effect, and the proposed amendment, are summarized below. This summary is qualified in its entirety by reference to the full text of the 1997 Director Plan, a copy of which (as proposed to be amended) is attached to the preliminary proxy statement filed with the SEC on June 8, 2004 and may be accessed from the SEC’s website at www.sec.gov. In addition, a copy of the 1997 Director Plan may be obtained from the Secretary of the Company.

A total of 640,000 shares of Common Stock may be issued upon the exercise of options granted under the 1997 Director Plan. As of May 31, 2004, 60,000 shares had been issued upon the exercise of options granted under the 1997 Director Plan, options for 310,000 shares were outstanding under this plan at an average exercise price of $16.47, and 270,000 shares remained available for future grants under the 1997 Director Plan. Only Outside Directors of the Company are eligible to receive options under the 1997 Director Plan. The Company currently has six Outside Directors (which number may change in the future). All options granted under the 1997 Director Plan are nonstatutory stock options not entitled to special tax treatment under Section 422 of the Code.

The 1997 Director Plan currently provides for the automatic grant of stock options under the following circumstances:

•	an option to purchase 20,000 shares of Common Stock is granted to each person elected as an Outside Director for the first time;

•	an additional option to purchase 10,000 shares of Common Stock is granted automatically each year to each Outside Director three days following the Annual Meeting of Stockholders, provided that such Outside Director has served as a Director for at least one year; and

•	initial options granted to Outside Directors vest in two equal annual installments provided the optionee continues to serve as a Director as of each such vesting date, and additional options granted annually are immediately exercisable.

The exercise price of each option granted under the 1997 Director Plan is equal to the fair market value of the Common Stock on the date of grant. In the event of an acquisition of the Company, all outstanding options will become vested in full. In general, an optionee may exercise his or her option, to the extent vested, only while he or she is a Director of the Company and for up to 60 days thereafter. Unexercised options expire ten years after the date of grant.

The Board may suspend, discontinue or amend the 1997 Director Plan, provided, however, that without approval of the stockholders of the Company, no amendment may (i) increase the number of shares subject to the

1997 Director Plan, or (ii) effect any action which requires approval of the stockholders pursuant to the rules or requirements of the NASDAQ National Market or any other exchange on which the Common Stock of the Company is listed.

The 1997 Director Plan was initially adopted by the Board of the Company and approved by the Company’s stockholders on September 5, 1997. An amendment to the 1997 Director Plan was adopted by the Board on May 2, 2000 and approved by the stockholders on July 28, 2000. The 1997 Plan, as currently in effect, was adopted by the Board on April 25, 2002 and was approved by the stockholders on July 26, 2002.

Federal Income Tax Consequences

The following is a summary of the United States federal income tax consequences that generally will arise with respect to options granted under the 1997 Director Plan and with respect to the sale of shares of Common Stock acquired under this plan.

Tax Consequences to Outside Directors

An Outside Director will not have income upon the grant of an option under the 1997 Director Plan. An Outside Director will have compensation income upon the exercise of an option equal to the value of the stock on the day the director exercised the option less the exercise price. Upon sale of the stock, an Outside Director will have a capital gain or loss equal to the difference between the sales proceeds and the value of the stock on the day the option was exercised. A capital gain will be long-term if the participant has held the stock for more than one year and otherwise will be short-term.

Tax Consequences to the Company

The grant of an option under the 1997 Director Plan will have no tax consequences to the Company. The Company generally will be entitled to a business-expense deduction, however, with respect to any compensation income recognized by an Outside Director.

RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

(PROPOSAL 5)

The Audit Committee has selected the firm of PricewaterhouseCoopers LLP as the Company’s independent auditors for the current fiscal year. PricewaterhouseCoopers LLP or its predecessor company, Coopers & Lybrand LLP, has served as the Company’s independent auditors since the Company’s inception. Although stockholder approval of the Audit Committee’s selection of PricewaterhouseCoopers LLP is not required by law, the Board of Directors believes that it is advisable to give stockholders an opportunity to ratify this selection. If this proposal is not approved at the Annual Meeting, the Audit Committee may reconsider its selection of PricewaterhouseCoopers LLP.

The Board of Directors recommends a vote FOR ratification of the selection of PricewaterhouseCoopers LLP as the Company’s independent auditors for the current fiscal year.

Representatives of PricewaterhouseCoopers LLP are expected to be present at the Annual Meeting and will have the opportunity to make a statement if they desire to do so and will also be available to respond to appropriate questions from stockholders.

Independent Auditors’ Fees

The following table summarizes the fees of PricewaterhouseCoopers LLP, our independent auditors, billed to us for each of the last two fiscal years for audit services and billed to us in each of the last two fiscal years for other services:

Fee Category	Fiscal 2004	Fiscal 2003
Audit Fees (1)	$262,212	$121,000
Audit-Related Fees	$0	$0
Tax Fees (2)	$26,325	$43,425
All Other Fees	$0	$0

Total Fees	$288,537	$164,425

(1)	Audit fees consist of fees for the audit of our financial statements, the review of the interim financial statements included in our quarterly reports on Form 10-Q, and other professional services provided in connection with statutory and regulatory filings or engagements. These fees include $85,812 related to the Company’s filing of a registration statement on Form S-3 and public stock offering of 5,721,250 shares of Common Stock in October 2003.

(2)	Tax fees consist of fees for tax compliance, tax advice and tax planning services. Tax compliance services, which relate primarily to the preparation of original and amended tax returns, accounted for $24,725 of the total tax fees billed in fiscal 2004 and $17,460 of the total tax fees billed in fiscal 2003. Tax advice and tax planning services relate primarily to strategic tax advice associated with potential mergers and acquisitions and amounted to $1,600 in fiscal 2004 and $25,965 in fiscal 2003.

Pre-Approval Policies and Procedures

The Audit Committee has adopted policies and procedures relating to the approval of all audit and non-audit services that are to be performed by the Company’s independent auditors. This policy generally provides that the Company will not engage its independent auditors to render audit or non-audit services unless the service is specifically approved in advance by the Audit Committee or the engagement is entered into pursuant to one of the pre-approval procedures described below.

From time to time, the Audit Committee may pre-approve specified types of services that are expected to be provided to the Company by its independent auditors during the next 12 months. Any such pre-approval is detailed as to the particular service or type of services to be provided and is also generally subject to a maximum dollar amount.

The Audit Committee has also delegated to the chairman of the Audit Committee and each individual member of the Audit Committee the authority to approve any audit or non-audit services to be provided to the Company by its independent auditors. Any approval of services by a member of the Audit Committee pursuant to this delegated authority is reported on at the next meeting of the Audit Committee.

OTHER MATTERS

Additional Agenda Items

The Board does not know of any other matters that may come before the Annual Meeting. However, if any other matters are properly presented to the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote, or otherwise act, in accordance with their judgment on such matters.

Solicitation of Proxies

All costs of solicitation of proxies will be borne by the Company. In addition to solicitations by mail, the Company’s directors, officers and employees, without additional remuneration, may solicit proxies by telephone, telegraph and personal interviews. Brokers, custodians and fiduciaries will be requested to forward proxy soliciting material to the owners of stock held in their names, and, as required by law, the Company will reimburse them for their out-of-pocket expenses in this regard.

Stockholder Proposals

Proposals of stockholders intended to be presented at the fiscal 2005 Annual Meeting of Stockholders must be received by the Company at its principal office in Westborough, Massachusetts not later than February 28, 2005 for inclusion in the proxy statement for that meeting; provided that if the fiscal 2005 Annual Meeting is more than 30 days from the date of the fiscal 2004 Annual Meeting, such proposals must be received a reasonable time before the Company begins to print and mail the proxy statement for the fiscal 2005 Annual Meeting.

Stockholders who wish to make a proposal at the fiscal 2005 Annual Meeting — other than one that will be included in the Company’s proxy materials — should notify the Company no later than May 15, 2005; provided that if the fiscal 2005 Annual Meeting is more than 30 days from the date of the fiscal 2004 Annual Meeting, such notice must be received a reasonable time before the Company begins to print and mail the proxy statement for the fiscal 2005 Annual Meeting. If a stockholder who wishes to present a proposal fails to notify the Company by this date, the proxies that management solicits for the meeting will have discretionary authority to vote on the stockholder’s proposal if it is properly brought before the meeting. If a stockholder makes a timely notification, the proxies may still exercise discretionary voting authority under circumstances consistent with the SEC’s proxy rules.

Section 16(a) Beneficial Ownership Reporting Compliance

Based solely on review of the copies of such reports furnished to the Company and written representations regarding the filing of required reports, except as set forth below with respect to Dr. Yurek, the Company is not aware that any of its officers, directors or holders of 10% or more of the Company’s Common Stock failed to comply in a timely manner during fiscal 2004 with Section 16(a) filing requirements. In January 2003, Dr. Yurek made gifts of Common Stock to his wife and son that were not reported on Form 5 in May 2003. Upon discovery of this failure to file in May 2004, Dr. Yurek promptly filed an appropriate Form 5.

Important Notice Regarding Delivery of Security Holder Documents

The Company has adopted the cost saving practice of “householding” proxy statements and annual reports. Some banks, brokers and other nominee record holders are also “householding” proxy statements and annual reports for their customers. This means that only one copy of the Company’s proxy statement or annual report may have been sent to multiple shareholders in your household unless the Company has received instructions otherwise. The Company will promptly deliver a separate copy of either document to you if you write to or call the Company at the following address or phone number: Investor Relations, American Superconductor Corporation, Two Technology Drive, Westborough, Massachusetts 01581, (508) 836-4200. If you want to receive separate copies of the annual report and proxy statement in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker, or other nominee record holder, or you may contact the Company at the above address and phone number.

Electronic Voting

Any stockholder who owns shares of Common Stock of record may authorize the voting of its shares over the Internet at www.voteproxy.com and by following the instructions on the enclosed proxy card. Authorizations submitted over the Internet must be received by 11:59 p.m. on Wednesday, July 28, 2004.

If a stockholder owns shares held in “street name” by a bank or brokerage firm, the stockholder’s bank or brokerage firm will provide a vote instruction form to the stockholder with this proxy statement that may be used to direct how the shares will be voted. Many banks and brokerage firms also offer the option of voting over the Internet or by telephone, instructions for which would be provided by the stockholder’s bank or brokerage firm on the vote instruction form.

By Order of the Board of Directors,

Ross S. Gibson, Secretary

June         , 2004

THE BOARD OF DIRECTORS HOPES THAT STOCKHOLDERS WILL ATTEND THE MEETING. WHETHER OR NOT YOU PLAN TO ATTEND, YOU ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE. STOCKHOLDERS WHO ATTEND THE MEETING MAY VOTE THEIR STOCK PERSONALLY EVEN IF THEY HAVE SENT IN THEIR PROXIES.

APPENDIX A

AMERICAN SUPERCONDUCTOR CORPORATION

RESTATED AUDIT COMMITTEE CHARTER

A.	Purpose

The purpose of the Audit Committee is to assist the Board of Directors’ oversight of:

•	the integrity of the Company’s financial statements;

•	the Company’s compliance with legal and regulatory requirements;

•	the independent auditor’s qualifications and independence; and

•	the performance of the Company’s internal audit function and independent auditors.

B.	Structure and Membership

1.	Number. The Audit Committee shall consist of at least three members of the Board of Directors.

2.	Independence. Except as otherwise permitted by the applicable NASDAQ rules, each member of the Audit Committee shall be independent as defined by NASDAQ rules, meet the criteria for independence set forth in Rule 10A-3(b)(1) under the Exchange Act (subject to the exemptions provided in Rule 10A-3(c)), and not have participated in the preparation of the financial statements of the Company or any current subsidiary of the Company at any time during the past three years.

3.	Financial Literacy. Each member of the Audit Committee must be able to read and understand fundamental financial statements, including the Company’s balance sheet, income statement, and cash flow statement, at the time of his or her appointment to the Audit Committee. In addition, at least one member must have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual’s financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities. Unless otherwise determined by the Board of Directors (in which case disclosure of such determination shall be made in the Company’s annual report filed with the SEC), at least one member of the Audit Committee shall be an “audit committee financial expert” (as defined by applicable SEC rules).

4.	Chair. Unless the Board of Directors elects a Chair of the Audit Committee, the Audit Committee shall elect a Chair by majority vote.

5.	Compensation. The compensation of Audit Committee members shall be as determined by the Board of Directors. No member of the Audit Committee may receive, directly or indirectly, any consulting, advisory or other compensatory fee from the Company or any of its subsidiaries, other than fees paid in his or her capacity as a member of the Board of Directors or a committee of the Board.

6.	Selection and Removal. Members of the Audit Committee shall be appointed by the Board of Directors, upon the recommendation of the Nominating Committee. The Board of Directors may remove members of the Audit Committee from such committee, with or without cause.

C.	Authority and Responsibilities

General

The Audit Committee shall discharge its responsibilities, and shall assess the information provided by the Company’s management and the independent auditor, in accordance with its business judgment. Management is responsible for the preparation, presentation, and integrity of the Company’s financial statements and for the appropriateness of the accounting principles and reporting policies that are used by the Company. The independent auditors are responsible for auditing the Company’s financial statements and for reviewing the Company’s unaudited interim financial statements. The authority and responsibilities set forth in this Charter do not reflect or create any duty or obligation of the Audit Committee to plan or conduct any audit, to determine or certify that the Company’s financial statements are complete, accurate, fairly presented, or in accordance with generally accepted accounting principles or applicable law, or to guarantee the independent auditor’s report.

Oversight of Independent Auditors

1.	Selection. The Audit Committee shall be solely and directly responsible for appointing, evaluating, retaining and, when necessary, terminating the engagement of the independent auditor. The Audit Committee may, in its discretion, seek stockholder ratification of the independent auditor it appoints.

2.	Independence. The Audit Committee shall take, or recommend that the full Board of Directors take, appropriate action to oversee the independence of the independent auditor. In connection with this responsibility, the Audit Committee shall obtain and review a formal written statement from the independent auditor describing all relationships between the auditor and the Company, including the disclosures required by Independence Standards Board Standard No. 1. The Audit Committee shall actively engage in dialogue with the auditor concerning any disclosed relationships or services that might impact the objectivity and independence of the auditor.

3.	Compensation. The Audit Committee shall have sole and direct responsibility for setting the compensation of the independent auditor. The Audit Committee is empowered, without further action by the Board of Directors, to cause the Company to pay the compensation of the independent auditor established by the Audit Committee.

4.	Preapproval of Services. The Audit Committee shall preapprove all audit services to be provided to the Company, whether provided by the principal auditor or other firms, and all other services (review, attest and non-audit) to be provided to the Company by the independent auditor; provided, however, that de minimis non-audit services may instead be approved in accordance with applicable SEC rules.

5.	Oversight. The independent auditor shall report directly to the Audit Committee, and the Audit Committee shall have sole and direct responsibility for overseeing the work of the independent auditor, including resolution of disagreements between Company management and the independent auditor regarding financial reporting. In connection with its oversight role, the Audit Committee shall, from time to time as appropriate, receive and consider the reports required to be made by the independent auditor regarding:

•	critical accounting policies and practices;

•	alternative treatments within generally accepted accounting principles for policies and practices related to material items that have been discussed with Company management, including ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor; and

•	other material written communications between the independent auditor and Company management.

Review of Audited Financial Statements

6.	Discussion of Audited Financial Statements. The Audit Committee shall review and discuss with the Company’s management and independent auditor the Company’s audited financial statements, including the matters about which Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standards, AU §380) requires discussion.

7.	Recommendation to Board Regarding Financial Statements. The Audit Committee shall consider whether it will recommend to the Board of Directors that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K.

8.	Audit Committee Report. The Audit Committee shall prepare an annual committee report for inclusion where necessary in the proxy statement of the Company relating to its annual meeting of security holders.

Review of Other Financial Disclosures

9.	Independent Auditor Review of Interim Financial Statements. The Audit Committee shall direct the independent auditor to use its best efforts to perform all reviews of interim financial information prior to disclosure by the Company of such information and to discuss promptly with the Audit Committee and the Chief Financial Officer any matters identified in connection with the auditor’s review of interim financial information which are required to be discussed by applicable auditing standards. The Audit Committee shall direct management to advise the Audit Committee in the event that the Company proposes to disclose interim financial information prior to completion of the independent auditor’s review of interim financial information.

Controls and Procedures

10.	Oversight. The Audit Committee shall coordinate the Board of Directors’ oversight of the Company’s internal control over financial reporting, disclosure controls and procedures and code of conduct. The Audit Committee shall receive and review the reports of the CEO and CFO required by Rule 13a-14 of the Exchange Act.

11.	Procedures for Complaints. The Audit Committee shall establish procedures for (i) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters; and (ii) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

12.	Related-Party Transactions. The Audit Committee shall review all related party transactions on an ongoing basis, and all such transactions must be approved by the Audit Committee.

13.	Additional Powers. The Audit Committee shall have such other duties as may be delegated from time to time by the Board of Directors.

D.	Procedures and Administration

1.	Meetings. The Audit Committee shall meet as often as it deems necessary in order to perform its responsibilities. The Audit Committee may also act by unanimous written consent in lieu of a meeting. The Audit Committee shall periodically meet separately with: (i) the independent auditor; (ii) Company management and (iii) the Company’s internal auditors. The Audit Committee shall keep such records of its meetings as it shall deem appropriate.

2.	Subcommittees. The Audit Committee may form and delegate authority to one or more subcommittees (including a subcommittee consisting of a single member), as it deems appropriate from time to time under the circumstances. Any decision of a subcommittee to preapprove audit, review, attest or non-audit services shall be presented to the full Audit Committee at its next scheduled meeting.

3.	Reports to Board. The Audit Committee shall report regularly to the Board of Directors.

4.	Charter. At least annually, the Audit Committee shall review and reassess the adequacy of this Charter and recommend any proposed changes to the Board of Directors for approval.

5.	Independent Advisors. The Audit Committee is authorized, without further action by the Board of Directors, to engage such independent legal, accounting and other advisors as it deems necessary or appropriate to carry out its responsibilities. Such independent advisors may be the regular advisors to the Company. The Audit Committee is empowered, without further action by the Board of Directors, to cause the Company to pay the compensation of such advisors as established by the Audit Committee.

6.	Investigations. The Audit Committee shall have the authority to conduct or authorize investigations into any matters within the scope of its responsibilities as it shall deem appropriate, including the authority to request any officer, employee or advisor of the Company to meet with the Audit Committee or any advisors engaged by the Audit Committee.

7.	Funding. The Audit Committee is empowered, without further action by the Board of Directors, to cause the Company to pay the ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties.

Recommended for approval by the Audit Committee on May 5, 2004

Approved by the Board of Directors on May 6, 2004

APPENDIX B

AMERICAN SUPERCONDUCTOR CORPORATION

2004 STOCK INCENTIVE PLAN

1.    Purpose

The purpose of this 2004 Stock Incentive Plan (the “Plan”) of American Superconductor Corporation, a Delaware corporation (the “Company”), is to advance the interests of the Company’s stockholders by enhancing the Company’s ability to attract, retain and motivate persons who are expected to make important contributions to the Company and by providing such persons with equity ownership opportunities and performance-based incentives that are intended to align their interests with those of the Company’s stockholders. Except where the context otherwise requires, the term “Company” shall include any of the Company’s present or future parent or subsidiary corporations as defined in Sections 424(e) or (f) of the Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder (the “Code”) and any other business venture (including, without limitation, joint venture or limited liability company) in which the Company has a controlling interest, as determined by the Board of Directors of the Company (the “Board”).

2.    Eligibility

All of the Company’s employees, officers, consultants and advisors are eligible to receive options, stock appreciation rights, restricted stock and other stock-based awards (each, an “Award”) under the Plan. Each person who receives an Award under the Plan is deemed a “Participant”.

3.    Administration and Delegation

(a)    Administration by Board of Directors.    The Plan will be administered by the Board. The Board shall have authority to grant Awards and to adopt, amend and repeal such administrative rules, guidelines and practices relating to the Plan as it shall deem advisable. The Board may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award in the manner and to the extent it shall deem expedient to carry the Plan into effect and it shall be the sole and final judge of such expediency. All decisions by the Board shall be made in the Board’s sole discretion and shall be final and binding on all persons having or claiming any interest in the Plan or in any Award. No director or person acting pursuant to the authority delegated by the Board shall be liable for any action or determination relating to or under the Plan made in good faith.

(b)    Appointment of Committees.    To the extent permitted by applicable law, the Board may delegate any or all of its powers under the Plan to one or more committees or subcommittees of the Board (a “Committee”). All references in the Plan to the “Board” shall mean the Board or a Committee of the Board or the officers referred to in Section 3(c) to the extent that the Board’s powers or authority under the Plan have been delegated to such Committee or officers.

(c)    Delegation to Officers.    To the extent permitted by applicable law, the Board may delegate to one or more officers of the Company the power to grant Awards to employees or officers of the Company or any of its present or future subsidiary corporations and to exercise such other powers under the Plan as the Board may determine, provided that the Board shall fix the terms of the Awards to be granted by such officers (including the exercise price of such Awards, which may include a formula by which the exercise price will be determined) and the maximum number of shares subject to Awards that the officers may grant; provided further, however, that no officer shall be authorized to grant Awards to any “executive officer” of the Company (as defined by Rule 3b-7 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) or to any “officer” of the Company (as defined by Rule 16a-1 under the Exchange Act).

4.    Stock Available for Awards

(a)    Number of Shares.    Subject to adjustment under Section 9, Awards may be made under the Plan for up to 2,500,000 shares of common stock, $0.01 par value per share, of the Company (the “Common Stock”). If any Award expires or is terminated, surrendered or canceled without having been fully exercised or is forfeited in whole or in part (including as the result of shares of Common Stock subject to such Award being repurchased by the Company at the original issuance price pursuant to a contractual repurchase right) or results in any Common Stock not being issued, the unused Common Stock covered by such Award shall again be available for the grant of Awards under the Plan, subject, however, in the case of Incentive Stock Options (as hereinafter defined), to any limitations under the Code. Shares issued under the Plan may consist in whole or in part of authorized but unissued shares or treasury shares.

(b)    Sub-limits.    Subject to adjustment under Section 9, the following sub-limits on the number of shares subject to Awards shall apply:

(1)    Section 162(m) Per-Participant Limit.    The maximum number of shares of Common Stock with respect to which Awards may be granted to any Participant under the Plan shall be 1,000,000 per calendar year. For purposes of the foregoing limit, the combination of an Option in tandem with an SAR (as each is hereafter defined) shall be treated as a single Award. The per-Participant limit described in this Section 4(b)(1) shall be construed and applied consistently with Section 162(m) of the Code or any successor provision thereto, and the regulations thereunder (“Section 162(m)”).

(2)    Limit on Awards other than Options and SARS.    The maximum number of shares with respect to which Awards other than Options and SARs may be granted shall be 100,000.

5.    Stock Options

(a)    General.    The Board may grant options to purchase Common Stock (each, an “Option”) and determine the number of shares of Common Stock to be covered by each Option, the exercise price of each Option and the conditions and limitations applicable to the exercise of each Option, including conditions relating to applicable federal or state securities laws, as it considers necessary or advisable. An Option which is not intended to be an Incentive Stock Option (as hereinafter defined) shall be designated a “Nonstatutory Stock Option”.

(b)    Incentive Stock Options.    An Option that the Board intends to be an “incentive stock option” as defined in Section 422 of the Code (an “Incentive Stock Option”) shall only be granted to employees of the Company, and any other entities the employees of which are eligible to receive Incentive Stock Options under the Code, and shall be subject to and shall be construed consistently with the requirements of Section 422 of the Code. The Company shall have no liability to a Participant, or any other party, if an Option (or any part thereof) that is intended to be an Incentive Stock Option is not an Incentive Stock Option or for any action taken by the Board pursuant to Section 10(f), including without limitation the conversion of an Incentive Stock Option to a Nonstatutory Stock Option.

(c)    Exercise Price.    The Board shall establish the exercise price of each Option and specify such exercise price in the applicable option agreement; provided, however, that the exercise price shall be not less than 100% of the Fair Market Value (as defined below in Section 5(f)(3)) at the time the Option is granted.

(d)    Duration of Options.    Each Option shall be exercisable at such times and subject to such terms and conditions as the Board may specify in the applicable option agreement; provided, however, that no Option will be granted for a term in excess of 10 years.

(e)    Exercise of Option.    Options may be exercised by delivery to the Company of a written notice of exercise signed by the proper person or by any other form of notice (including electronic notice) approved by the Board together with payment in full as specified in Section 5(f) for the number of shares for which the Option is exercised.

(f)    Payment Upon Exercise.    Common Stock purchased upon the exercise of an Option granted under the Plan shall be paid for as follows:

(1)    in cash or by check, payable to the order of the Company;

(2)    except as the Board may otherwise provide in an option agreement, by (i) delivery of an irrevocable and unconditional undertaking by a creditworthy broker to deliver promptly to the Company sufficient funds to pay the exercise price and any required tax withholding or (ii) delivery by the Participant to the Company of a copy of irrevocable and unconditional instructions to a creditworthy broker to deliver promptly to the Company cash or a check sufficient to pay the exercise price and any required tax withholding;

(3)    when the Common Stock is registered under the Securities Exchange Act of 1934 (the “Exchange Act”), by delivery of shares of Common Stock owned by the Participant valued at their fair market value as determined by (or in a manner approved by) the Board (“Fair Market Value”), provided (i) such method of payment is then permitted under applicable law, (ii) such Common Stock, if acquired directly from the Company, was owned by the Participant at least six months prior to such delivery and (iii) such Common Stock is not subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements;

(4)    to the extent permitted by applicable law and by the Board and provided for in the option agreement, by (i) delivery of a promissory note of the Participant to the Company on terms determined by the Board, or (ii) payment of such other lawful consideration as the Board may determine; or

(5)    by any combination of the above permitted forms of payment.

(g)    Substitute Options.    In connection with a merger or consolidation of an entity with the Company or the acquisition by the Company of property or stock of an entity, the Board may grant Options in substitution for any options or other stock or stock-based awards granted by such entity or an affiliate thereof. Substitute Options may be granted on such terms as the Board deems appropriate in the circumstances, notwithstanding any limitations on Options contained in the other sections of this Section 5 or in Section 2.

6.    Stock Appreciation Rights.

(a)    General.    A Stock Appreciation Right, or SAR, is an Award entitling the holder, upon exercise, to receive an amount in cash or Common Stock or a combination thereof (such form to be determined by the Board) determined in whole or in part by reference to appreciation, from and after the date of grant, in the fair market value of a share of Common Stock. SARs may be based solely on appreciation in the fair market value of Common Stock or on a comparison of such appreciation with some other measure of market growth such as (but not limited to) appreciation in a recognized market index. The date as of which such appreciation or other measure is determined shall be the exercise date unless another date is specified by the Board in the SAR Award.

(b)    Grants.    Stock Appreciation Rights may be granted in tandem with, or independently of, Options granted under the Plan.

(1)    Tandem Awards.    When Stock Appreciation Rights are expressly granted in tandem with Options, (i) the Stock Appreciation Right will be exercisable only at such time or times, and to the extent, that the related Option is exercisable and will be exercisable in accordance with the procedure required for exercise of the related Option; (ii) the Stock Appreciation Right will terminate and no longer be exercisable upon the termination or exercise of the related Option, except that a Stock Appreciation Right granted with respect to less than the full number of shares covered by an Option will not be reduced until the number of shares as to which the related Option has been exercised or has terminated exceeds the number of shares not covered by the Stock Appreciation Right; (iii) the Option will terminate and no longer be exercisable upon the exercise of the related Stock Appreciation Right; and (iv) the Stock Appreciation Right will be transferable only with the related Option.

(2)    Independent SARs.    A Stock Appreciation Right not expressly granted in tandem with an Option will become exercisable at such time or times, and on such conditions, as the Board may specify in the SAR Award.

(c)    Exercise.    Stock Appreciation Rights may be exercised by delivery to the Company of a written notice of exercise signed by the proper person or by any other form of notice (including electronic notice) approved by the Board, together with any other documents required by the Board.

7.    Restricted Stock.

(a)    General.    The Board may grant Awards entitling recipients to acquire shares of Common Stock, subject to the right of the Company to repurchase all or part of such shares at their issue price or other stated or formula price (or to require forfeiture of such shares if issued at no cost) from the recipient in the event that conditions specified by the Board in the applicable Award are not satisfied prior to the end of the applicable restriction period or periods established by the Board for such Award (each, a “Restricted Stock Award”).

(b)    Terms and Conditions.    The Board shall determine the terms and conditions of a Restricted Stock Award, including the conditions for repurchase (or forfeiture) and the issue price, if any.

(c)    Stock Certificates.    Any stock certificates issued in respect of a Restricted Stock Award shall be registered in the name of the Participant and, unless otherwise determined by the Board, deposited by the Participant, together with a stock power endorsed in blank, with the Company (or its designee). At the expiration of the applicable restriction periods, the Company (or such designee) shall deliver the certificates no longer subject to such restrictions to the Participant or if the Participant has died, to the beneficiary designated, in a manner determined by the Board, by a Participant to receive amounts due or exercise rights of the Participant in the event of the Participant’s death (the “Designated Beneficiary”). In the absence of an effective designation by a Participant, “Designated Beneficiary” shall mean the Participant’s estate.

(d)    Deferred Delivery of Shares.    The Board may, at the time any Restricted Stock Award is granted, provide that, at the time Common Stock would otherwise be delivered pursuant to the Award, the Participant shall instead receive an instrument evidencing the right to future delivery of Common Stock at such time or times, and on such conditions, as the Board shall specify. The Board may at any time accelerate the time at which delivery of all or any part of the Common Stock shall take place.

8.    Other Stock-Based Awards.

Other Awards of shares of Common Stock, and other Awards that are valued in whole or in part by reference to, or are otherwise based on, shares of Common Stock or other property, may be granted hereunder to Participants (“Other Stock Unit Awards”), including without limitation Awards entitling recipients to receive shares of Common Stock to be delivered in the future. Such Other Stock Unit Awards shall also be available as a form of payment in the settlement of other Awards granted under the Plan or as payment in lieu of compensation to which a Participant is otherwise entitled. Other Stock Unit Awards may be paid in shares of Common Stock or cash, as the Board shall determine. Subject to the provisions of the Plan, the Board shall determine the conditions of each Other Stock Unit Awards, including any purchase price applicable thereto. At the time any Award is granted, the Board may provide that, at the time Common Stock would otherwise be delivered pursuant to the Award, the Participant will instead receive an instrument evidencing the Participant’s right to future delivery of the Common Stock.

9.    Adjustments for Changes in Common Stock and Certain Other Events.

(a)    Changes in Capitalization.    In the event of any stock split, reverse stock split, stock dividend, recapitalization, combination of shares, reclassification of shares, spin-off or other similar change in capitalization or event, or any distribution to holders of Common Stock other than an ordinary cash dividend, (i) the number and class of securities available under this Plan, (ii) the sub-limits set forth in Section 4(b), (iii) the number and class of securities and exercise price per share of each outstanding Option, (iv) the share- and per-share provisions of each Stock Appreciation Right, (v) the repurchase price per share subject to each outstanding Restricted Stock Award and (vi) the share- and per-share-related provisions of each outstanding Other Stock Unit Award, shall be appropriately adjusted by the Company (or substituted Awards may be made, if applicable) to the extent determined by the Board.

(b)    Reorganization Events.

(1)    Definition.    A “Reorganization Event” shall mean: (a) any merger or consolidation of the Company with or into another entity as a result of which all of the Common Stock of the Company is converted into or exchanged for the right to receive cash, securities or other property, (b) any exchange of all of the Common Stock of the Company for cash, securities or other property pursuant to a share exchange transaction or (c) any liquidation or dissolution of the Company.

(2)    Consequences of a Reorganization Event on Awards Other than Restricted Stock Awards.    In connection with a Reorganization Event, the Board shall take any one or more of the following actions as to all or any outstanding Awards on such terms as the Board determines: (i) provide that Awards shall be assumed, or substantially equivalent Awards shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof), (ii) upon written notice to a Participant, provide that the Participant’s unexercised Options or other unexercised Awards shall become exercisable in full and will terminate immediately prior to the consummation of such Reorganization Event unless exercised by the Participant within a specified period following the date of such notice, (iii) provide that outstanding Awards shall become realizable or deliverable, or restrictions applicable to an Award shall lapse, in whole or in part prior to or upon such Reorganization Event, (iv) in the event of a Reorganization Event under the terms of which holders of Common Stock will receive upon consummation thereof a cash payment for each share surrendered in the Reorganization Event (the “Acquisition Price”), make or provide for a cash payment to a Participant equal to (A) the Acquisition Price times the number of shares of Common Stock subject to the Participant’s Options or other Awards (to the extent the exercise price does not exceed the Acquisition Price) minus (B) the aggregate exercise price of all such outstanding Options or other Awards, in exchange for the termination of such Options or other Awards, (v) provide that, in connection with a liquidation or dissolution of the Company, Awards shall convert into the right to receive liquidation proceeds (if applicable, net of the exercise price thereof) and (vi) any combination of the foregoing.

For purposes of clause (i) above, an Option shall be considered assumed if, following consummation of the Reorganization Event, the Option confers the right to purchase, for each share of Common Stock subject to the Option immediately prior to the consummation of the Reorganization Event, the consideration (whether cash, securities or other property) received as a result of the Reorganization Event by holders of Common Stock for each share of Common Stock held immediately prior to the consummation of the Reorganization Event (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Common Stock); provided, however, that if the consideration received as a result of the Reorganization Event is not solely common stock of the acquiring or succeeding corporation (or an affiliate thereof), the Company may, with the consent of the acquiring or succeeding corporation, provide for the consideration to be received upon the exercise of Options to consist solely of common stock of the acquiring or succeeding corporation (or an affiliate thereof) equivalent in fair market value to the per share consideration received by holders of outstanding shares of Common Stock as a result of the Reorganization Event.

To the extent all or any portion of an Option becomes exercisable solely as a result of clause (ii) above, the Board may provide that upon exercise of such Option the Participant shall receive shares subject to a right of repurchase by the Company or its successor at the Option exercise price; such repurchase right (x) shall lapse at the same rate as the Option would have become exercisable under its terms and (y) shall not apply to any shares subject to the Option that were exercisable under its terms without regard to clause (ii) above.

(3)    Consequences of a Reorganization Event on Restricted Stock Awards.    Upon the occurrence of a Reorganization Event other than a liquidation or dissolution of the Company, the repurchase and other rights of the Company under each outstanding Restricted Stock Award shall inure to the benefit of the Company’s successor and shall apply to the cash, securities or other property which the Common Stock was converted into or exchanged for pursuant to such Reorganization Event in the same manner and to the same extent as they applied to the Common Stock subject to such Restricted Stock Award. Upon the occurrence of a Reorganization Event involving the liquidation or dissolution of the Company, except to the extent specifically provided to the contrary in the instrument evidencing any Restricted Stock Award or any other agreement between a Participant and the Company, all restrictions and conditions on all Restricted Stock Awards then outstanding shall automatically be deemed terminated or satisfied.

10.    General Provisions Applicable to Awards

(a)    Transferability of Awards.    Except as the Board may otherwise determine or provide in an Award, Awards shall not be sold, assigned, transferred, pledged or otherwise encumbered by the person to whom they are granted, either voluntarily or by operation of law, except by will or the laws of descent and distribution or, other than in the case of an Incentive Stock Option, pursuant to a qualified domestic relations order, and, during the life of the Participant, shall be exercisable only by the Participant. References to a Participant, to the extent relevant in the context, shall include references to authorized transferees.

(b)    Documentation.    Each Award shall be evidenced in such form (written, electronic or otherwise) as the Board shall determine. Each Award may contain terms and conditions in addition to those set forth in the Plan.

(c)    Board Discretion.    Except as otherwise provided by the Plan, each Award may be made alone or in addition or in relation to any other Award. The terms of each Award need not be identical, and the Board need not treat Participants uniformly.

(d)    Termination of Status.    The Board shall determine the effect on an Award of the disability, death, retirement, authorized leave of absence or other change in the employment or other status of a Participant and the extent to which, and the period during which, the Participant, or the Participant’s legal representative, conservator, guardian or Designated Beneficiary, may exercise rights under the Award.

(e)    Withholding.    Each Participant shall pay to the Company, or make provision satisfactory to the Company for payment of, any taxes required by law to be withheld in connection with an Award to such Participant. Except as the Board may otherwise provide in an Award, for so long as the Common Stock is registered under the Exchange Act, Participants may satisfy such tax obligations in whole or in part by delivery of shares of Common Stock, including shares retained from the Award creating the tax obligation, valued at their Fair Market Value; provided, however, that the total tax withholding where stock is being used to satisfy such tax obligations cannot exceed the Company’s minimum statutory withholding obligations (based on minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, that are applicable to such supplemental taxable income). Shares surrendered to satisfy tax withholding requirements cannot be subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements. The Company may, to the extent permitted by law, deduct any such tax obligations from any payment of any kind otherwise due to a Participant.

(f)    Amendment of Award.    The Board may amend, modify or terminate any outstanding Award, including but not limited to, substituting therefor another Award of the same or a different type, changing the date of exercise or realization, and converting an Incentive Stock Option to a Nonstatutory Stock Option, provided that the Participant’s consent to such action shall be required unless the Board determines that the action, taking into account any related action, would not materially and adversely affect the Participant.

(g)    Conditions on Delivery of Stock.    The Company will not be obligated to deliver any shares of Common Stock pursuant to the Plan or to remove restrictions from shares previously delivered under the Plan until (i) all conditions of the Award have been met or removed to the satisfaction of the Company, (ii) in the opinion of the Company’s counsel, all other legal matters in connection with the issuance and delivery of such shares have been satisfied, including any applicable securities laws and any applicable stock exchange or stock market rules and regulations, and (iii) the Participant has executed and delivered to the Company such representations or agreements as the Company may consider appropriate to satisfy the requirements of any applicable laws, rules or regulations.

(h)    Acceleration.    Except as otherwise provided in Section 7(c), the Board may at any time provide that any Award shall become immediately exercisable in full or in part, free of some or all restrictions or conditions, or otherwise realizable in full or in part, as the case may be.

(i)    Performance Conditions.

(1)    This Section 10(i) shall be administered by a Committee approved by the Board, all of the members of which are “outside directors” as defined by Section 162(m) (the “Section 162(m) Committee”).

(2)    Notwithstanding any other provision of the Plan, if the Section 162(m) Committee determines, at the time a Restricted Stock Award or Other Stock Unit Award is granted to a Participant who is then an officer, that such Participant is, or is likely to be as of the end of the tax year in which the Company would claim a tax deduction in connection with such Award, a Covered Employee (as defined in Section 162(m)), then the Section 162(m) Committee may provide that this Section 10(i) is applicable to such Award.

(3)    If a Restricted Stock Award or Other Stock Unit Award is subject to this Section 10(i), then the lapsing of restrictions thereon and the distribution of cash or Shares pursuant thereto, as applicable, shall be subject to the achievement of one or more objective performance goals established by the Section 162(m) Committee, which shall be based on the attainment of specified levels of one or any combination of the following: (a) earnings per share, (b) return on average equity or average assets with respect to a pre-determined peer group, (c) earnings, (d) earnings growth, (e) revenues, (f) expenses, (g) stock price, (h) market share, (i) return on sales, assets, equity or investment, (j) regulatory compliance, (k) improvement of financial ratings, (l) achievement of balance sheet or income statement objectives, (m) total shareholder return, (n) net operating profit after tax, (o) pre-tax or after-tax income, (p) cash flow, or (q) such other objective goals established by the Board, and may be absolute in their terms or measured against or in relationship to other companies comparably, similarly or otherwise situated. Such performance goals may be adjusted to exclude any one or more of (i) extraordinary items, (ii) gains or losses on the dispositions of discontinued operations, (iii) the cumulative effects of changes in accounting principles, (iv) the writedown of any asset, and (v) charges for restructuring and rationalization programs. Such performance goals may vary by Participant and may be different for different Awards. Such performance goals shall be set by the Section 162(m) Committee within the time period prescribed by, and shall otherwise comply with the requirements of, Section 162(m).

(4)    Notwithstanding any provision of the Plan, with respect to any Restricted Stock Award or Other Stock Unit Award that is subject to this Section 10(i), the Section 162(m) Committee may adjust downwards, but not upwards, the cash or number of Shares payable pursuant to such Award, and the Section 162(m) Committee may not waive the achievement of the applicable performance goals except in the case of the death or disability of the Participant.

(5)    The Section 162(m) Committee shall have the power to impose such other restrictions on Awards subject to this Section 10(i) as it may deem necessary or appropriate to ensure that such Awards satisfy all requirements for “performance-based compensation” within the meaning of Section 162(m)(4)(C) of the Code, or any successor provision thereto.

11.    Miscellaneous

(a)    No Right To Employment or Other Status.    No person shall have any claim or right to be granted an Award, and the grant of an Award shall not be construed as giving a Participant the right to continued

employment or any other relationship with the Company. The Company expressly reserves the right at any time to dismiss or otherwise terminate its relationship with a Participant free from any liability or claim under the Plan, except as expressly provided in the applicable Award.

(b)    No Rights As Stockholder.    Subject to the provisions of the applicable Award, no Participant or Designated Beneficiary shall have any rights as a stockholder with respect to any shares of Common Stock to be distributed with respect to an Award until becoming the record holder of such shares. Notwithstanding the foregoing, in the event the Company effects a split of the Common Stock by means of a stock dividend and the exercise price of and the number of shares subject to such Option are adjusted as of the date of the distribution of the dividend (rather than as of the record date for such dividend), then an optionee who exercises an Option between the record date and the distribution date for such stock dividend shall be entitled to receive, on the distribution date, the stock dividend with respect to the shares of Common Stock acquired upon such Option exercise, notwithstanding the fact that such shares were not outstanding as of the close of business on the record date for such stock dividend.

(c)    Effective Date and Term of Plan.    The Plan shall become effective on the date on which it is adopted by the Board, but no Award may be granted unless and until the Plan has been approved by the Company’s stockholders. No Awards shall be granted under the Plan after the completion of 10 years from the earlier of (i) the date on which the Plan was adopted by the Board or (ii) the date the Plan was approved by the Company’s stockholders, but Awards previously granted may extend beyond that date.

(d)    Amendment of Plan.    The Board may amend, suspend or terminate the Plan or any portion thereof at any time; provided that, to the extent determined by the Board, no amendment requiring stockholder approval under any applicable legal, regulatory or listing requirement shall become effective until such stockholder approval is obtained. No Award shall be made that is conditioned upon stockholder approval of any amendment to the Plan.

(e)    Provisions for Foreign Participants.    The Board may modify Awards or Options granted to Participants who are foreign nationals or employed outside the United States or establish subplans or procedures under the Plan to recognize differences in laws, rules, regulations or customs of such foreign jurisdictions with respect to tax, securities, currency, employee benefit or other matters.

(f)    Governing Law.    The provisions of the Plan and all Awards made hereunder shall be governed by and interpreted in accordance with the laws of the State of Delaware, without regard to any applicable conflicts of law.

Adopted by the Board of Directors on May 6, 2004

APPENDIX C

AMERICAN SUPERCONDUCTOR CORPORATION

SECOND AMENDED AND RESTATED 1997 DIRECTOR STOCK OPTION PLAN, AS AMENDED

1.    Purpose.

The purpose of this Second Amended and Restated 1997 Director Stock Option Plan, as amended (the “Plan”), of American Superconductor Corporation (the “Company”) is to encourage stock ownership in the Company by outside directors of the Company whose continued services are considered essential to the Company’s future success and to provide them with a further incentive to remain as directors of the Company.

2.    Administration.

The Board of Directors shall supervise and administer the Plan. Grants of stock options under the Plan and the amount and nature of the options to be granted shall be automatic in accordance with Section 5. However, all questions concerning interpretation of the Plan or any options granted under it shall be resolved by the Board of Directors and such resolution shall be final and binding. No director or person acting pursuant to the authority delegated by the Board of Directors shall be liable for any action or determination relating to or under the Plan made in good faith.

3.    Participation in the Plan.

Directors of the Company who are not full-time employees of the company or any subsidiary of the Company (“Outside Directors”) shall be eligible to receive options under the Plan, except that Directors of the Company who are representatives of an equity holder of the Company shall not be eligible to receive options under the Plan.

4.    Stock Subject to the Plan.

(1)	The maximum number of shares of the Company’s Common Stock, par value $.01 per share (“Common Stock”), which may be issued under the Plan shall be 790,000 shares, subject to adjustment as provided in Section 7.

(2)	If any outstanding option under the Plan for any reason expires or is terminated without having been exercised in full, the shares covered by the unexercised portion of such option shall again become available for issuance pursuant to the Plan.

(3)	All options granted under the Plan shall be non-statutory options not entitled to special tax treatment under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”).

(4)	Shares issued under the Plan may consist in whole or in part of authorized but unissued shares or treasury shares.

5.    Terms, Conditions and Form of Options.

Each option granted under the Plan shall be evidenced by a written agreement in such form as the President or the Executive Vice President, Corporate Development, shall from time to time approve, which agreements shall comply with and be subject to the following terms and conditions:

(a)	Option Grant Dates and Shares Subject to Option. Options will be granted under the Plan as follows:

(i)	Initial Grants to Outside Directors. An option to purchase 20,000 shares of Common Stock shall be granted automatically to each Outside Director first elected to the Board of Directors after the date of the approval of the Plan by the stockholders of the Company, upon the date of his or her initial election to the Board of Directors.

(ii)	Subsequent Grants to Outside Directors. An additional option to purchase 10,000 shares of Common Stock shall be granted automatically, on the third business day following the date of each Annual Meeting of Stockholders of the Company, to each person serving as an Outside Director of the Company on the date of such grant, provided that such Outside Director has served on the Board of Directors of the Company for at least one full calendar year prior to the date of such grant.

(b)	Option Exercise Price. The option exercise price per share for each option granted under the Plan shall be equal to the fair market value per share of Common Stock on the date of grant, which shall be determined as follows: (i) if the Common Stock is listed on the Nasdaq National Market or another nationally recognized exchange or trading system as of the date on which a determination of fair market value is to be made, the fair market value per share shall be deemed to be the last reported sale price per share of Common Stock thereon on such date (or, if no such price is reported on such date, such price on the nearest preceding date on which such a price is reported); and (ii) if the Common Stock is not listed on the Nasdaq National Market or another nationally recognized exchange or trading system as of the date on which a determination of fair market value is to be made, the fair market value per share shall be as determined by the Board of Directors.

(c)	Transferability of Options. Except as the Board of Directors may otherwise determine, options shall not be sold, assigned, transferred, pledged or otherwise encumbered by the person to whom they are granted, either voluntarily or by operation of law, except by will or the laws of descent and distribution, and, during the life of the optionee, shall be exercisable only by the optionee. References to a optionee, to the extent relevant in the context, shall include references to authorized transferees, if any.

(d)	Vesting Period.

(i)	General. Each option granted pursuant to Section 5(a)(i) shall become exercisable in equal annual installments over a two year period following the date of grant. Each option granted pursuant to Section 5(a)(ii) shall be fully exercisable on the date of grant.

(ii)	Acceleration Upon An Acquisition Event. Notwithstanding the foregoing, each outstanding option granted pursuant to Section 5(a)(i) shall immediately become exercisable in full in the event an Acquisition Event (as defined in Section 8) of the Company occurs.

(e)	Termination. Each option shall terminate, and may no longer be exercised, on the earlier of the (i) the date ten years after the date of grant or (ii) the date 60 days after the optionee ceases to serve as a director of the Company for any reason, whether by death, resignation, removal or otherwise.

(f)	Exercise Procedure. Options may be exercised only by written notice to the Company at its principal office accompanied by (i) payment in cash or by certified or bank check of the full consideration for the shares as to which they are exercised or (ii) an irrevocable undertaking, in form and substance satisfactory to the Company, by a broker to deliver promptly to the Company sufficient funds to pay the exercise price or (iii) delivery of irrevocable instructions, in form and substance satisfactory to the Company, to a broker to deliver promptly to the Company cash or a check sufficient to pay the exercise price.

(g)	Exercise by Representative Following Death of Director. An optionee, by written notice to the Company, may designate one or more persons (and from time to time change such designation), including his or her legal representative, who, by reason of the optionee’s death, shall acquire the right to exercise all or a portion of the option. If the person or persons so designated wish to exercise any portion of the option, they must do so within the term of the option as provided herein. Any exercise by a representative shall be subject to the provisions of the Plan.

6.    Limitation of Rights.

(a)	No Right to Continue as a Director. Neither the Plan, nor the granting of an option nor any other action taken pursuant to the Plan, shall constitute or be evidence of any agreement or understanding, express or implied, that the optionee shall be entitled to continue as a director for any period of time.

(b)	No Stockholder Rights for Options. An optionee shall have no rights as a stockholder with respect to the shares covered by his or her option until the date of the issuance to him or her of a stock certificate therefor, and no adjustment will be made for dividends or other rights (except as provided in Section 7) for which the record date is prior to the date such certificate is issued. Notwithstanding the foregoing, in the event the Company effects a split of the Common Stock by means of a stock dividend, and the distribution date (i.e., the date on which the closing market price of the Common Stock on a stock exchange or trading system is adjusted to reflect the split) is subsequent to the record date for such stock dividend, an optionee who exercises an option between the close of business on such record date and the close of business on such distribution date shall be entitled to receive the stock dividend with respect to the shares of Common Stock acquired upon such option exercise, notwithstanding the fact that such shares were not outstanding as of the close of business on such record date.

(c)	Compliance with Securities Laws. Each option shall be subject to the requirement that if, at any time, counsel to the Company shall determine that the listing, registration or qualification of the shares subject to such option upon any securities exchange or under any state or federal law, or the consent or approval of any governmental or regulatory body, or the disclosure of non-public information or the satisfaction of any other condition is necessary as a condition to, or in connection with, the issuance or purchase of shares thereunder, such option may not be exercised, in whole or in part, unless such listing, registration, qualification, consent or approval, or satisfaction of such condition shall have been effected or obtained on conditions acceptable to the Board of Directors.

7.    Adjustment to Common Stock.

In the event of any stock split, stock dividend, recapitalization, reorganization, merger, consolidation, combination, exchange of shares, liquidation, spin-off or other similar change in capitalization or event, or any distribution to holders of Common Stock other than a normal cash dividend, (i) the number and class of securities available under this Plan and (ii) the number and class of security and exercise price per share subject to each outstanding option shall be appropriately adjusted by the Company to the extent the Board shall determine, in good faith, that such an adjustment is necessary and appropriate. No fractional shares will be issued under the Plan on account of any such adjustments. If this Section 7 applies and Section 8 also applies to any event, Section 8 shall be applicable to such event and this Section 7 shall not be applicable.

Notwithstanding the foregoing, in the event the Company effects a split of the Common Stock by means of a stock dividend, and the distribution date (i.e., the date on which the closing market price of the Common Stock on a stock exchange or trading system is adjusted to reflect the split) is subsequent to the record date for such stock dividend, an optionee who exercises an option between the close of business on such record date and the close of business on such distribution date shall be entitled to receive the stock dividend with respect to the shares of Common Stock acquired upon such option exercise, notwithstanding the fact that such shares were not outstanding as of the close of business on such record date.

8.    Acquisition Events.

Consequences of Acquisition Events. Upon the occurrence of an Acquisition Event (as defined below), or the execution by the Company of any agreement with respect to an Acquisition Event, the Board shall take any one or more of the following actions with respect to then outstanding options: (i) provide that outstanding options shall be assumed, or equivalent options shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof), provided that any such options substituted for such options shall satisfy, in the determination of the Board, the requirements of Section 424(a) of the Internal Revenue Code of 1986, as amended; (ii) upon written notice to the optionees, provide that all then unexercised options will become exercisable in full as of a specified time (the “Acceleration Time”) prior to the Acquisition Event and will terminate immediately prior to the consummation of such Acquisition Event, except to the extent exercised by the optionees between the Acceleration Time and the consummation of such Acquisition Event; and (iii) in the event of an Acquisition

Event under the terms of which holders of Common Stock will receive upon consummation thereof a cash payment for each share of Common Stock surrendered pursuant to such Acquisition Event (the “Acquisition Price”), provide that all outstanding options shall terminate upon consummation of such Acquisition Event and each optionee shall receive, in exchange therefor, a cash payment equal to the amount (if any) by which (A) the Acquisition Price multiplied by the number of shares of Common Stock subject to such outstanding options (whether or not then exercisable), exceeds (B) the aggregate exercise price of such options.

An “Acquisition Event” shall mean: (x) any merger or consolidation which results in the voting securities of the Company outstanding immediately prior thereto representing immediately thereafter (either by remaining outstanding or by being converted into voting securities of the surviving or acquiring entity) less than 50% of the combined voting power of the voting securities of the Company or such surviving or acquiring entity outstanding immediately after such merger or consolidation; (y) any sale of all or substantially all of the assets of the Company; or (z) the complete liquidation of the Company.

9.    Modification, Extension and Renewal of Options.

The Board of Directors shall have the power to modify or amend outstanding options; provided, however, that no modification or amendment may (i) have the effect of altering or impairing any rights or obligations of any option previously granted without the consent of the optionee, or (ii) modify the number of shares of Common Stock subject to the option (except as provided in Section 7).

10.    Termination and Amendment of the Plan.

The Board of Directors may suspend, terminate or discontinue the Plan or amend it in any respect whatsoever; provided, however, that without approval of the stockholders of the Company, no amendment may (i) increase the number of shares subject to the Plan (except as provided in Section 7), or (ii) effect any action which requires approval of the stockholders pursuant to the rules or requirements of the Nasdaq National Market or any other exchange on which the Common Stock of the Company is listed.

11.    Notice.

Any written notice to the Company required by any of the provisions of the Plan shall be addressed to the Treasurer of the Company and shall become effective when it is received.

12. Governing Law.

The Plan and all determinations made and actions taken pursuant hereto shall be governed by the laws of the State of Delaware.

13.    Stockholder Approval.

The Plan is conditional upon stockholder approval of the Plan within one year from its date of adoption by the Board of Directors, and no option may be granted under the Plan until such stockholder approval is obtained.

First adopted by the Board of Directors on July 24, 1997 and approved by the stockholders on September 5, 1997

Amended and Restated Plan adopted by the Board of Directors on May 2, 2000 and approved by the stockholders on July 28, 2000

Second Amended and Restated Plan adopted by the Board of Directors on April 25, 2002 and approved by the stockholders on July 26, 2002

Second Amended and Restated Plan, as amended, adopted by the Board of Directors on May 6, 2004

[Form of Proxy]

PROXY	PROXY

AMERICAN SUPERCONDUCTOR CORPORATION

Proxy for the Annual Meeting of Stockholders to be held on July 29, 2004

This Proxy is Solicited on Behalf of the Board of Directors of the Company

The undersigned, revoking all prior proxies, hereby appoint(s) Gregory J. Yurek, Ross S. Gibson and Patrick J. Rondeau, and each of them, with full power of substitution, as proxies to represent and vote, as designated herein, all shares of stock of American Superconductor Corporation (the “Company”) which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders of the Company to be held at the Company’s principal office, Two Technology Drive, Westborough, Massachusetts 01581, on Thursday, July 29, 2004, at 9:00 a.m., local time, and at any adjournment thereof (the “Meeting”).

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is given, this proxy will be voted FOR all proposals. Attendance of the undersigned at the Meeting or at any adjournment thereof will not be deemed to revoke this proxy unless the undersigned shall revoke this proxy in writing or shall deliver a subsequently dated proxy to the Secretary of the Company or shall vote in person at the Meeting.

(Continued, and to be signed, on the reverse side)

ANNUAL MEETING OF STOCKHOLDERS OF

AMERICAN SUPERCONDUCTOR CORPORATION

July 29, 2004

PROXY VOTING INSTRUCTIONS

MAIL – Date, sign and mail your proxy card in the envelope provided as soon as possible.	COMPANY NUMBER
- or - INTERNET – Access “www.voteproxy.com” and follow the on-screen instructions. Have your proxy card available when you access the web page.	ACCOUNT NUMBER

ê Please detach along perforated line and mail in the envelope provided IF you are not voting via the Internet. ê

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒
1. To elect the seven (7) directors listed below for the ensuing year.		2.	To approve an amendment to the Company’s Restated Certificate of Incorporation to increase the number of authorized shares of the Company’s Common Stock from 50,000,000 to 100,000,000.	FOR AGAINST ABSTAIN ☐ ☐ ☐
☐ FOR ALL NOMINEES ☐ WITHHOLD AUTHORITY FOR ALL NOMINEES ☐ FOR ALL EXCEPT (See instructions below)	NOMINEES o Gregory J. Yurek o Albert J. Baciocco, Jr. o Vikram S. Budhraja o Peter O. Crisp o Richard Drouin o Andrew G.C. Sage, II o John B. Vander Sande	3.	To approve the 2004 Stock Incentive Plan, as described in the accompanying Proxy Statement.	☐ ☐ ☐
		4.

To approve an amendment to the Company’s Second Amended and Restated 1997 Director Stock Option Plan, as amended, to increase the number of shares of Common Stock authorized for issuance under such plan from 640,000 to 790,000.

				☐ ☐ ☐
INSTRUCTION:To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●		5.	To ratify the selection by the Audit Committee of PricewaterhouseCoopers LLP as the Company’s independent auditors for the current fiscal year.	☐ ☐ ☐

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the Meeting or any adjournment thereof.

PLEASE FILL IN, DATE, SIGN AND MAIL THIS PROXY IN THE ENCLOSED POSTAGE-PAID RETURN ENVELOPE.

Check here if the Securities and Exchange Commission’s “householding” rule applies to you and you wish to continue receiving separate proxy materials without participating in the rule. ☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If the signer is a partnership, please sign in partnership name by authorized person.